Exhibit 99.1

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 1 OFFICE PROPERTIES INCOME TRUST BUSINESS PLAN PRESENTATION August 2025 Chicago, IL NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 2 OFFICE PROPERTIES INCOME TRUST This presentation (together with any related oral commentary and any oral or written supplemental materials or updates, this “Presentation”) has been prepared by or on behalf of Office Property Income Trust (“OPI”) solely to provide each recipient hereof (each a “Recipient”) with certain information, in summary form only, relating to OPI. The summary set forth herein does not purport to be a complete description of the matters described herein. This Presentation is subject to the terms of the applicable non-disclosure agreement between the Recipient and OPI entered into in connection herewith. This Presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities, nor shall there be any such offer or solicitation in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful. This Presentation (including the information contained herein) is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities legislation. Each Recipient must comply with all legal requirements in each jurisdiction in which it purchases, offers or sells any securities or possesses this Presentation. Neither OPI nor any of its respective subsidiaries, affiliates, sponsors, equityholders, directors, officers, employees, representatives, consultants, legal counsel and/or agents, makes any representation or warranty regarding, nor shall any of the foregoing persons or entities have any responsibility, obligation or liability with respect to, the legality of an investment or other participation in any transactions under any investment, securities or similar laws. Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax related penalties under federal, state or local tax law or foreign tax law or treaty. Receipt of this Presentation does not create, nor is it intended to create a contract or commitment between OPI and the Recipient or any other party. This Presentation may not be relied upon by any party as the basis for any such contract or commitment. Forward-Looking Statements The Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's future leasing activity and pipeline and options to address upcoming debt maturities. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt financing, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; OPI’s ability to effectively raise and balance its use of debt and equity capital; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI’s properties; whether OPI’s tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI’s ability to increase or maintain occupancy at its properties on terms desirable to OPI, and OPI’s ability to increase rents when its leases expire or renew; competition within the commercial real estate industry, particularly in the markets in which OPI’s properties are located; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI’s ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, The RMR Group LLC (“RMR”), to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation, and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond OPI's control; and other matters. Risk Factors These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this Presentation. OPI's filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. There is no certainty that these properties will be sold or sold at the prices currently projected. Office dispositions are challenging in this economic environment where property valuations have been negatively impacted within the office sector and financing may not be readily available to buyers. OPI faces additional challenges because almost all the properties identified for sale are vacant or soon to be vacant, which further reduces the pool of potential buyers. Notes Regarding Certain Information in this Presentation This Presentation contains industry and statistical data that OPI obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on our good faith estimates and beliefs, derived from our review of internal surveys and independent sources and our experience. OPI believes that these external sources, estimates and beliefs are reliable and reasonable, but OPI has not independently verified them. Although OPI is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Each Recipient should take such steps as it deems necessary to assure that it has the information it considers material and should perform its own independent investigation and analysis in connection therewith. By accepting this Presentation, each Recipient represents that it is sophisticated and capable of evaluating investment risks independently. By accepting delivery of this Presentation, each Recipient acknowledges and agrees to undertake and rely on its own independent investigation and analysis and consult with its own attorneys, accountants and other professional advisors regarding OPI, including all related legal, investment, accounting, tax and other matters. Further, by accepting delivery of this Presentation, each Recipient will be deemed to acknowledge and agree to the matters set forth in this Disclaimer including, without limitation, the matters set forth in the sections titled “Forward Looking Statements.” Non-GAAP Financial Measures Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this Presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 3 OFFICE PROPERTIES INCOME TRUST Kansas City, MO Cleansing Materials

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 4 OFFICE PROPERTIES INCOME TRUST BUSINESS PLAN SUMMARY Commentary Financial Projections Lease Expirations by Year(1) 1,210 698 1,566 740 980 813 8,041 7% 6% 10% 9% 7% 5% 56% – 10% 20% 30% 40% 50% 60% – 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2025 2026 2027 2028 2029 2030 2031+ Lease Expirations sq. ft. (000's) Annualized Rental Income • NOI levels are expected to stabilize as large single tenant known vacates are largely behind OPI. • Experiencing improved leasing velocity at multi-tenant/urban assets with amenities. • Current leasing pipeline totals nearly 2 million sq. ft., of which, one-third could result in positive net absorption. • Continued focus on leasing; since Q1 2024, OPI has successfully renewed 60% of the leases (by Annualized Rental Income) expiring in 2026. • OPI has identified additional property disposition candidates to increase liquidity and/or reduce the negative carry costs of vacant properties, with a focus on challenged properties and/or markets. • Capital expenditures are primarily tied to leasing activity. Modest, but prudent, building maintenance capital spend (“Building Capex”) is planned. Note: Information excludes active dispositions (11411 E. Jefferson Avenue and 1920/1930 W University Drive). (1) Based on OPI’s current expectations regarding leasing expirations, potential termination options and leasing activity. (2) As of March 31, 2025. (dollars in millions) 2025 2026 2027 2028 2029 2030 Number of Properties 122 122 122 122 122 122 Rentable Sq. Ft. 17,117 17,117 17,117 17,117 17,117 17,117 Occupancy (at period end) 77.3% 76.2% 75.0% 77.3% 78.3% 79.8% Cash Basis NOI $216 $211 $213 $231 $241 $246 % Change (2.3%) 0.9% 8.2% 4.3% 2.3% Margin 51.3% 50.8% 50.4% 51.7% 52.1% 52.0% Leasing Capex ($57) ($57) ($85) ($63) ($64) ($63) Building Capex (15) (9) (14) (18) (22) (22) Redevelopment Capex (2) (2) – – – – Total Capex ($73) ($68) ($99) ($82) ($86) ($85) Cash Flow Before G&A and Debt Service $143 $143 $114 $149 $155 $161 (2)

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

LEASING ASSUMPTIONS

As of March 31, 2025
(dollars and sq. ft. in thousands)

Leasing Assumptions Forecast (1)

Year	Lease Expirations sq. ft.	% of Total Leased sq. ft. Expiring	Annualized Rental Income Expiring	Vacating sq. ft.	% sq. ft. Vacating(2)	Annualized Rental Income Vacating	New Lease / Renewal sq. ft.	Net Absorption sq. ft.
2025	1,210	9%	$28,445	992	82%	$24,796	394	(816)
2026	698	5%	23,241	97	14%	2,946	506	(192)
2027	1,566	11%	39,675	725	46%	17,433	1,369	(197)
2028	740	5%	36,706	12	2%	1,432	1,136	396
2029	980	7%	28,143	23	2%	-	1,152	172
2030	813	6%	23,672	102	13%	4,015	1,059	246
Total / Average	**6,007**	**43%**	**$179,882**	**1,951**	**32%**	**$50,622**	**5,616**	**(391)**

Commentary

- Business Plan assumptions include a 50-75% renewal probability rate with 18-24 months of down time to re-lease vacating space during projection period.
- Average deal concessions assume one month of free rent per lease year, $5 per sq. ft. per lease year in tenant improvement allowances and a 6% lease commission.
- For the remainder of 2025, we expect (816) sq. ft. of net absorption.
- Retention/absorption of 2026 expirations is projected to be 95%.
- OPI is closely monitoring the Department of Government Efficiency's measures to reduce the government's office square footage, as part of its efforts to optimize its real estate. While the ultimate impact on OPI's portfolio remains uncertain, no lease termination notices related to these efficiency measures have been received.

(1) Based on OPI's current expectations regarding leasing expirations, potential termination options and leasing activity.
(2) Represents sq. ft. vacating as a percentage of Lease Expirations sq. ft. for each respective year.

5

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 6 OFFICE PROPERTIES INCOME TRUST $56,645 $56,937 $84,899 $63,376 $64,237 $63,081 $14,895 $9,152 $13,997 $18,180 $21,939 $21,933 $1,917 $1,905 – $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2025 2026 2027 2028 2029 2030 Leasing Capex Building Capex Redevelopment Capex CAPEX ASSUMPTIONS Commentary Annual Capex by Type ($000’s) Seattle, WA (dollars in thousands) 2025 2026 2027 2028 2029 2030 Contract Leasing Capex $45,248 $15,769 $10,381 $5,647 $1,624 $311 Speculative Leasing Capex 11,397 41,168 74,518 57,729 62,613 62,770 Leasing Capex $56,645 $56,937 $84,899 $63,376 $64,237 $63,081 Building Capex $14,895 $9,152 $13,997 $18,180 $21,939 $21,933 Building Capex per sq. ft. $0.87 $0.53 $0.82 $1.06 $1.28 $1.28 Redevelopment Capex $1,917 $1,905 – – – – Total Capex $73,457 $67,994 $98,896 $81,556 $86,176 $85,014 • Capital expenditures are primarily tied to leasing activity. Modest, but prudent, Building Capex spend is planned. • $78 million in committed but unfunded Contract Leasing Capex for leasing that has already been executed, comprised predominately of outstanding tenant improvement allowances. • $53 million in anticipated spend on Speculative Leasing Capex in 2025-26 that will drive NOI growth. • $24 million in essential Building Capex in 2025-26 (mechanical systems, roofs, etc.). • $4 million in Redevelopment Capex is focused on planning and entitlement costs related to potential redevelopment projects. Note: Information excludes active dispositions (11411 E. Jefferson Avenue and 1920/1930 W University Drive).

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 7 OFFICE PROPERTIES INCOME TRUST San Jose, CA Consolidated Business Plan Projections

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED BUSINESS PLAN PROJECTIONS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	122	122	122	122	122	122	
Rentable sq. ft.	17,117	17,117	17,117	17,117	17,117	17,117	
Property Revenue per Average Leased sq. ft.	*$30.92*	*$31.68*	*$32.67*	*$34.21*	*$34.67*	*$35.00*	*2.5%*
Beginning Leased sq. ft.	14,048	13,232	13,040	12,843	13,239	13,411	
Lease Expirations sq. ft.	(1,210)	(698)	(1,566)	(740)	(980)	(813)	
Lease Activity sq. ft.	394	506	1,369	1,136	1,152	1,059	
Ending Leased sq. ft.	13,232	13,040	12,843	13,239	13,411	13,657	
Net Absorption sq. ft.	(816)	(192)	(197)	396	172	246	
Occupancy (at period end)	77.3%	76.2%	75.0%	77.3%	78.3%	79.8%	
Property Revenue	$421,713	$416,140	$422,797	$446,097	$462,003	$473,636	*2.3%*
Property Operating Expenses	(205,321)	(204,798)	(209,606)	(215,329)	(221,255)	(227,323)	
Cash Basis NOI	**$216,392**	**$211,342**	**$213,191**	**$230,768**	**$240,748**	**$246,313**	**2.6%**
Leasing Capex	($56,645)	($56,937)	($84,899)	($63,376)	($64,237)	($63,081)	
Building Capex	(14,895)	(9,152)	(13,997)	(18,180)	(21,939)	(21,933)	
Redevelopment Capex	(1,917)	(1,905)	-	-	-	-	
Total Capex	**($73,457)**	**($67,994)**	**($98,896)**	**($81,556)**	**($86,176)**	**($85,014)**	
Cash Flow Before G&A and Debt Service	**$142,935**	**$143,348**	**$114,295**	**$149,212**	**$154,572**	**$161,299**	**2.4%**
% Change Property Revenue	NM	(1.3%)	1.6%	5.5%	3.6%	2.5%	
% Change Cash Basis NOI	NM	(2.3%)	0.9%	8.2%	4.3%	2.3%	
Cash Basis NOI Margin	51.3%	50.8%	50.4%	51.7%	52.1%	52.0%	
Capex as % of Cash Basis NOI	33.9%	32.2%	46.4%	35.3%	35.8%	34.5%	

Note: Information excludes active dispositions (11411 E. Jefferson Avenue and 1920/1930 W University Drive).

8

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

OPERATING & FINANCIAL METRICS BY COLLATERAL POOL

As of March 31, 2025
(dollars and sq. ft. in thousands)

	Number of Properties	Rentable sq. ft.	Occupancy (%)	WALT by Revenue (Years)	Annualized Rental Income	Trailing Twelve Months Cash Basis NOI	Contract Leasing Capex	Gross Book Value (GBV)
Current CMBS	7	1,334	100%	11.0	$32,189	$23,279	$8,304	$305,456
Credit Agreement	19	3,603	93%	7.0	110,284	65,478	12,149	1,031,523
$300M Senior Notes due 2029	17	2,126	98%	8.9	68,019	39,528	4,583	624,915
$610M Senior Notes due 2029 (1)	19	3,218	83%	7.5	66,327	29,292	31,933	721,336
$445M Senior Notes due 2027 (2)	35	4,125	70%	4.7	80,476	47,411	12,213	1,240,680
Unencumbered Properties	25	2,712	64%	3.4	47,742	25,745	9,317	650,606
Total / Average	**122**	**17,117**	**82%**	**6.8**	**$405,037**	**$230,733**	**$78,499**	**$4,574,516**

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
Information excludes active dispositions (11411 E. Jefferson Avenue and 1920/1930 W University Drive). 11411 E. Jefferson Avenue is part of $445 million senior notes due 2027 collateral portfolio, and any disposition proceeds will be used to reduce the principal balance.

(1) The $610 million senior notes due 2029 are also secured by second mortgage liens on the 19 properties securing the Credit Agreement.
(2) The $445 million senior notes due 2027 are also secured by second mortgage liens on the 19 properties securing the $610 million senior notes due 2029.

9

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

POTENTIAL DISPOSITIONS OVERVIEW

As of March 31, 2025
(dollars and sq. ft. in thousands, unless otherwise noted)

- OPI continues to evaluate its portfolio and may sell additional properties in the future.
- OPI has identified 26 additional property disposition candidates to increase liquidity and/or reduce the negative carry costs of vacant properties, with a focus on challenged properties and/or markets.
- Some of these disposition properties are potential redevelopment projects.

Potential Dispositions Statistics

State	Number of Properties	Sq. Ft.	Occupancy (%)	WALT by Revenue (Years)	Trailing Twelve Months Cash Basis NOI	Est. Cash Flow[1] (2026-2030)
MD	5	275	88%	5.5	$2,851	$7,556
MA	3	204	17%	1.5	(108)	(12,513)
DC	2	393	49%	3.5	3,252	(8,328)
VA	3	461	28%	3.1	1,575	(8,070)
AL	2	107	100%	3.2	2,077	(6,245)
IN	2	275	100%	2.2	4,188	323
Other [2]	9	1,585	52%	1.7	16,610	(15,700)
Total/Average	**26**	**3,300**	**55%**	**2.9**	**$30,445**	**($42,977)**

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
(1) Represents total Cash Basis NOI less total building capex and leasing capex.
(2) Other includes assets located in the following states PA, TX, NJ, CO, MO, IA and MI.

10

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CONSOLIDATED BUSINESS PLAN PROJECTIONS (PRO FORMA FOR THE SALE OF 26 PROPERTIES)

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	96	96	96	96	96	96	
Rentable sq. ft.	13,817	13,817	13,817	13,817	13,817	13,817	
Property Revenue per Average Leased sq. ft.	*$28.30*	*$28.20*	*$28.95*	*$30.90*	*$31.75*	*$32.56*	*2.8%*
Beginning Leased sq. ft.	12,238	11,993	11,997	12,170	12,510	12,635	
Lease Expirations sq. ft.	(496)	(464)	(916)	(667)	(955)	(702)	
Lease Activity sq. ft.	251	468	1,089	1,007	1,080	966	
Ending Leased sq. ft.	11,993	11,997	12,170	12,510	12,635	12,899	
Net Absorption sq. ft.	(245)	4	173	340	125	264	
Occupancy (at period end)	86.8%	86.8%	88.1%	90.5%	91.4%	93.4%	
Property Revenue	$390,976	$389,660	$399,985	$426,963	$438,750	$449,875	*2.8%*
Property Operating Expenses	(185,453)	(181,160)	(185,687)	(191,225)	(196,396)	(201,733)	
Cash Basis NOI	**$205,523**	**$208,500**	**$214,298**	**$235,738**	**$242,354**	**$248,142**	**3.8%**
Leasing Capex	($54,075)	($52,498)	($80,657)	($55,168)	($60,470)	($59,304)	
Building Capex	(14,589)	(8,620)	(13,113)	(17,222)	(20,014)	(20,589)	
Redevelopment Capex	(122)	(525)	-	-	-	-	
Total Capex	**($68,542)**	**($61,643)**	**($93,770)**	**($72,390)**	**($80,484)**	**($79,893)**	
Cash Flow Before G&A and Debt Service	**$136,981**	**$146,857**	**$120,528**	**$163,348**	**$161,870**	**$168,249**	**4.2%**
% Change Property Revenue	NM	(0.3%)	2.6%	6.7%	2.8%	2.5%	
% Change Cash Basis NOI	NM	1.4%	2.8%	10.0%	2.8%	2.4%	
Cash Basis NOI Margin	52.6%	53.5%	53.6%	55.2%	55.2%	55.2%	
Capex as % of Cash Basis NOI	33.4%	29.6%	43.8%	30.7%	33.2%	32.2%	

Note: Information excludes active dispositions (11411 E. Jefferson Avenue and 1920/1930 W University Drive), and the 26 properties identified for potential dispositions on page 10. 11411 E. Jefferson Avenue is part of $445 million senior notes due 2027 collateral portfolio, and any disposition proceeds will be used to reduce the principal balance.

11

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 12 OFFICE PROPERTIES INCOME TRUST Washington, D.C. OPERATING & FINANCIAL METRICS BY COLLATERAL POOL 12

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CURRENT CMBS COLLATERAL PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	7
Rentable sq. ft. (Millions)	1.3
Average Property Size (sq. ft.)	190,562
Average Property Age (Years)	13.3
Occupancy %	100%
WALT by Revenue (Years)	11.0
Trailing Twelve Months Cash Basis NOI	$23.3M
Gross Book Value (GBV)	$305.5M
Contract Leasing Capex	$8.3M

Portfolio Locations - Geographic Breakdown


Top MSAs
Washington D.C.[1] 33.8%
Central NJ 18.8%
Atlanta 17.8%
Jackson 13.0%
Waco 9.7%
Silicon Valley 6.9%

Portfolio Highlights[2]


Tenancy Profile
100%
Single Tenant
Urban / Suburban Mix
100%
Suburban
Tenant Credit Profile
100%
Investment Grade
Tenant Industry
56%
18%
26%
U.S. Government
Real Estate & Financial
Manuf./Transportation

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
(1) Includes the District of Columbia, Northern Virginia and Maryland.
(2) Represents percentage of annualized rental income.

13

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CURRENT CMBS COLLATERAL OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	7	7	7	7	7	7	
Rentable sq. ft.	1,334	1,334	1,334	1,334	1,334	1,334	
Property Revenue per Average Leased sq. ft.	*$23.75*	*$24.68*	*$24.83*	*$25.21*	*$25.53*	*$26.05*	*1.9%*
Beginning Leased sq. ft.	1,334	1,334	1,334	1,334	1,334	1,334	
Lease Expirations sq. ft.	-	-	-	-	-	-	
Lease Activity sq. ft.	-	-	-	-	-	-	
Ending Leased sq. ft.	1,334	1,334	1,334	1,334	1,334	1,334	
Net Absorption sq. ft.	-	-	-	-	-	-	
Occupancy (at period end)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	
Property Revenue	$31,677	$32,926	$33,129	$33,636	$34,055	$34,754	*1.9%*
Property Operating Expenses	(8,607)	(8,478)	(8,775)	(9,146)	(9,209)	(9,489)	
Cash Basis NOI	**$23,070**	**$24,448**	**$24,354**	**$24,490**	**$24,846**	**$25,265**	***1.8%***
Leasing Capex	($1,859)	($0)	($0)	($2,842)	($3,031)	($0)	
Building Capex	(374)	(946)	(190)	(648)	(1,035)	(234)	
Redevelopment Capex	-	-	-	-	-	-	
Total Capex	**($2,233)**	**($946)**	**($190)**	**($3,490)**	**($4,066)**	**($234)**	
Cash Flow Before G&A and Debt Service	**$20,837**	**$23,502**	**$24,164**	**$21,000**	**$20,780**	**$25,031**	***3.7%***
% Change Property Revenue	NM	3.9%	0.6%	1.5%	1.2%	2.1%	
% Change Cash Basis NOI	NM	6.0%	(0.4%)	0.6%	1.5%	1.7%	
Cash Basis NOI Margin	72.8%	74.3%	73.5%	72.8%	73.0%	72.7%	
Capex as % of Cash Basis NOI	9.7%	3.9%	0.8%	14.3%	16.4%	0.9%	

14

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CREDIT AGREEMENT COLLATERAL PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	19
Rentable sq. ft. (Millions)	3.6
Average Property Size (sq. ft.)	189,608
Average Property Age (Years)	18.8
Occupancy %	93%
WALT by Revenue (Years)	7.0
Trailing Twelve Months Cash Basis NOI	$65.5M
Gross Book Value (GBV)	$1,031.5M
Contract Leasing Capex	$12.1M

Portfolio Locations - Geographic Breakdown




Top MSAs
Chicago 28.4%
Washington D.C.(1) 27.6%
Kansas City 12.3%
Atlanta 11.9%
Charlotte 5.9%
Tri Cities WA 3.5%
San Diego 3.2%
Sacramento 2.7%
Cheyenne 2.4%
Roanoke 2.0%

Portfolio Highlights[2]


Tenancy Profile
46%
54%
Multitenant
Single Tenant


Urban / Suburban Mix
38%
62%
Urban
Suburban


Tenant Credit Profile
26%
8%
66%
Investment Grade
Non-Investment Grade
Not Rated


Tenant Industry
2%
7%
15%
4%
23%
14%
15%
21%
U.S. Government
Real Estate & Financial
Legal/Professional Services
Technology/Comms.
Manuf./Transportation
Gov. Contractors
Other Government
Life Sciences/Medical

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
(1) Includes the District of Columbia, Northern Virginia and Maryland.
(2) Represents percentage of annualized rental income.

15

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

CREDIT AGREEMENT COLLATERAL OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	19	19	19	19	19	19	
Rentable sq. ft.	3,603	3,603	3,603	3,603	3,603	3,603	
Property Revenue per Average Leased sq. ft.	*$33.84*	*$33.81*	*$34.02*	*$37.12*	*$37.53*	*$37.84*	*2.3%*
Beginning Leased sq. ft.	3,358	3,361	3,333	3,424	3,503	3,429	
Lease Expirations sq. ft.	(15)	(53)	(223)	(411)	(444)	(25)	
Lease Activity sq. ft.	18	28	311	490	370	148	
Ending Leased sq. ft.	3,361	3,336	3,424	3,503	3,429	3,552	
Net Absorption sq. ft.	3	(25)	88	79	(74)	123	
Occupancy (at period end)	93.3%	92.6%	95.0%	97.2%	95.2%	98.6%	
Property Revenue	$113,630	$113,104	$114,873	$128,440	$129,957	$131,971	*3.0%*
Property Operating Expenses	(49,207)	(49,312)	(50,779)	(52,729)	(54,185)	(55,722)	
Cash Basis NOI	**$64,423**	**$63,792**	**$64,094**	**$75,711**	**$75,772**	**$76,249**	**3.4%**
Leasing Capex	($6,328)	($5,296)	($30,527)	($8,046)	($16,956)	($12,960)	
Building Capex	(1,419)	(2,613)	(3,669)	(3,652)	(13,137)	(10,861)	
Redevelopment Capex	-	-	-	-	-	-	
Total Capex	**($7,747)**	**($7,909)**	**($34,196)**	**($11,698)**	**($30,093)**	**($23,821)**	
Cash Flow Before G&A and Debt Service	**$56,676**	**$55,883**	**$29,898**	**$64,013**	**$45,679**	**$52,428**	***(1.5%)***
% Change Property Revenue	NM	(0.5%)	1.6%	11.8%	1.2%	1.5%	
% Change Cash Basis NOI	NM	(1.0%)	0.5%	18.1%	0.1%	0.6%	
Cash Basis NOI Margin	56.7%	56.4%	55.8%	58.9%	58.3%	57.8%	
Capex as % of Cash Basis NOI	12.0%	12.4%	53.4%	15.5%	39.7%	31.2%	

16

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 17 OFFICE PROPERTIES INCOME TRUST CREDIT AGREEMENT COLLATERAL OPERATING CASH FLOWS (TOP 6 PROPERTIES / 64.0% OF 2026 CASH BASIS NOI) Operating Cash Flows (dollars in thousands) CAGR 2025 2026 2027 2028 2029 2030 ('25-'30) Property Revenue $76,445 $76,758 $74,796 $87,500 $88,688 $91,384 3.6% Property Operating Expenses (35,762) (35,929) (36,945) (38,366) (39,538) (40,689) Cash Basis NOI $40,683 $40,829 $37,851 $49,134 $49,150 $50,695 4.5% Leasing Capex ($2,969) ($5,153) ($29,549) ($8,046) ($16,772) ($7,024) Building Capex (1,109) (1,520) (698) (1,635) (10,004) (8,801) Redevelopment Capex – – – – – – Total Capex ($4,078) ($6,673) ($30,247) ($9,681) ($26,776) ($15,825) Cash Flow Before G&A and Debt Service $36,605 $34,156 $7,604 $39,453 $22,374 $34,870 (1.0%) % Change Property Revenue NM 0.4% (2.6%) 17.0% 1.4% 3.0% % Change Cash Basis NOI NM 0.4% (7.3%) 29.8% 0.0% 3.1% Cash Basis NOI Margin 53.2% 53.2% 50.6% 56.2% 55.4% 55.5% Capex as % of Cash Basis NOI 10.0% 16.3% 79.9% 19.7% 54.5% 31.2%

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$300M SENIOR NOTES DUE 2029 COLLATERAL PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	17
Rentable sq. ft. (Millions)	2.1
Average Property Size (sq. ft.)	125,065
Average Property Age (Years)	18.0
Occupancy %	98%
WALT by Revenue (Years)	8.9
Trailing Twelve Months Cash Basis NOI	$39.5M
Gross Book Value (GBV)	$624.9M
Contract Leasing Capex	$4.6M

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
(1) Represents percentage of annualized rental income.

Portfolio Locations - Geographic Breakdown



Top MSAs


Atlanta 28.2%
Silicon Valley 14.6%
Provo 13.9%
Sacramento 12.0%
South Florida 6.9%
Boise 6.5%
San Antonio 4.9%
Austin 4.1%
San Diego 2.6%
Phoenix 2.4%
Richmond 2.1%
Burlington 1.8%

Portfolio Highlights(1)

Tenancy Profile


49%
51%
Multitenant
Single Tenant

Urban / Suburban Mix


56%
44%
Urban
Suburban

Tenant Credit Profile


48%
39%
12%
Investment Grade
Non-Investment Grade
Not Rated

Tenant Industry


7%
8%
14%
12%
3%
6%
21%
29%
U.S. Government
Real Estate & Financial
Legal/Professional Services
Technology/Comms.
Manuf./Transportation
Gov. Contractors
Other Government
Other

18

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$300M SENIOR NOTES DUE 2029 COLLATERAL OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	17	17	17	17	17	17	
Rentable sq. ft.	2,126	2,126	2,126	2,126	2,126	2,126	
Property Revenue per Average Leased sq. ft.	*$31.97*	*$32.57*	*$33.32*	*$34.34*	*$35.09*	*$35.84*	*2.3%*
Beginning Leased sq. ft.	2,073	2,072	2,096	2,099	2,095	2,004	
Lease Expirations sq. ft.	(6)	(8)	(11)	(7)	(128)	(141)	
Lease Activity sq. ft.	5	32	14	3	37	167	
Ending Leased sq. ft.	2,072	2,096	2,099	2,095	2,004	2,030	
Net Absorption sq. ft.	(1)	24	3	(4)	(91)	26	
Occupancy (at period end)	97.5%	98.6%	98.7%	98.5%	94.3%	95.5%	
Property Revenue	$66,258	$67,866	$69,893	$72,018	$71,913	$72,299	*1.8%*
Property Operating Expenses	(24,230)	(24,856)	(25,462)	(26,254)	(27,025)	(27,743)	
Cash Basis NOI	**$42,028**	**$43,010**	**$44,431**	**$45,764**	**$44,888**	**$44,556**	**1.2%**
Leasing Capex	($5,868)	($1,635)	($617)	($143)	($1,854)	($6,524)	
Building Capex	(3,238)	(1,251)	(4,186)	(4,424)	(826)	(630)	
Redevelopment Capex	-	-	-	-	-	-	
Total Capex	**($9,106)**	**($2,886)**	**($4,803)**	**($4,567)**	**($2,680)**	**($7,154)**	
Cash Flow Before G&A and Debt Service	**$32,922**	**$40,124**	**$39,628**	**$41,197**	**$42,208**	**$37,402**	**2.6%**
% Change Property Revenue	NM	2.4%	3.0%	3.0%	(0.1%)	0.5%	
% Change Cash Basis NOI	NM	2.3%	3.3%	3.0%	(1.9%)	(0.7%)	
Cash Basis NOI Margin	63.4%	63.4%	63.6%	63.5%	62.4%	61.6%	
Capex as % of Cash Basis NOI	21.7%	6.7%	10.8%	10.0%	6.0%	16.1%	

19

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 20 OFFICE PROPERTIES INCOME TRUST $300M SENIOR NOTES DUE 2029 COLLATERAL OPERATING CASH FLOWS (TOP 5 PROPERTIES / 63.4% of 2026 CASH BASIS NOI) CAGR 2025 2026 2027 2028 2029 2030 ('25-'30) Property Revenue $42,053 $43,551 $45,027 $46,457 $47,604 $48,024 2.7% Property Operating Expenses (15,851) (16,294) (16,731) (17,256) (17,792) (18,355) Cash Basis NOI $26,202 $27,257 $28,296 $29,201 $29,812 $29,669 2.5% Leasing Capex ($1,526) ($1,456) ($617) ($143) ($395) ($2,687) Building Capex (1,225) (986) (2,822) (2,517) (179) (358) Redevelopment Capex – – – – – – Total Capex ($2,751) ($2,442) ($3,439) ($2,660) ($574) ($3,045) Cash Flow Before G&A and Debt Service $23,451 $24,815 $24,857 $26,541 $29,238 $26,624 2.6% % Change Property Revenue NM 3.6% 3.4% 3.2% 2.5% 0.9% % Change Cash Basis NOI NM 4.0% 3.8% 3.2% 2.1% (0.5%) Cash Basis NOI Margin 62.3% 62.6% 62.8% 62.9% 62.6% 61.8% Capex as % of Cash Basis NOI 10.5% 9.0% 12.2% 9.1% 1.9% 10.3% Operating Cash Flows (dollars in thousands)

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$610M SENIOR NOTES DUE 2029 COLLATERAL PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	19
Rentable sq. ft. (Millions)	3.2
Average Property Size (sq. ft.)	169,389
Average Property Age (Years)	17.3
Occupancy %	83%
WALT by Revenue (Years)	7.5
Trailing Twelve Months Cash Basis NOI	$29.3M
Gross Book Value (GBV)	$721.3M
Contract Leasing Capex	$31.9M

Portfolio Locations - Geographic Breakdown




Top MSAs
Dallas/Ft. Worth 29.2%
Chicago 15.7%
Seattle 11.3%
VA Beach 9.4%
Houston 7.8%
Atlanta 6.1%
South Florida 5.3%
Washington D.C.(1) 4.4%
Omaha 3.7%
Minneapolis/St. Paul 2.4%
Other 4.6%

Portfolio Highlights(2)

Tenancy Profile


29%
71%
Multitenant
Single Tenant

Urban / Suburban Mix


21%
79%
Urban
Suburban

Tenant Credit Profile


30%
66%
3%
Investment Grade
Non-Investment Grade
Not Rated

Tenant Industry


5%
11%
15%
2%
4%
8%
33%
16%
5%
U.S. Government
Real Estate & Financial
Legal/Professional Services
Technology/Comms.
Manuf./Transportation
Gov. Contractors
Other Government
Life Sciences/Medical
Other

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
(1) Includes the District of Columbia, Northern Virginia and Maryland.
(2) Represents percentage of annualized rental income.

21

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$610M SENIOR NOTES DUE 2029 COLLATERAL OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	19	19	19	19	19	19	
Rentable sq. ft.	3,218	3,218	3,218	3,218	3,218	3,218	
Property Revenue per Average Leased sq. ft.	*$21.38*	*$26.46*	*$27.05*	*$26.87*	*$26.23*	*$26.78*	*4.6%*
Beginning Leased sq. ft.	2,665	2,593	2,600	2,383	2,537	2,757	
Lease Expirations sq. ft.	(126)	(5)	(297)	(163)	(156)	(207)	
Lease Activity sq. ft.	54	12	80	317	376	283	
Ending Leased sq. ft.	2,593	2,600	2,383	2,537	2,757	2,833	
Net Absorption sq. ft.	(72)	7	(217)	154	220	76	
Occupancy (at period end)	80.6%	80.8%	74.1%	78.8%	85.7%	88.0%	
Property Revenue	$56,218	$68,709[1]	$67,383	$66,098	$69,437	$74,864	*5.9%*
Property Operating Expenses	(28,270)	(28,491)	(29,068)	(29,719)	(30,942)	(31,970)	
Cash Basis NOI	**$27,948**	**$40,218**	**$38,315**	**$36,379**	**$38,495**	**$42,894**	***8.9%***
Leasing Capex	($12,771)	($13,594)	($17,045)	($27,270)	($21,193)	($19,276)	
Building Capex	(1,039)	(1,339)	(1,319)	(5,197)	(2,165)	(5,938)	
Redevelopment Capex	-	-	-	-	-	-	
Total Capex	**($13,810)**	**($14,933)**	**($18,364)**	**($32,467)**	**($23,358)**	**($25,214)**	
Cash Flow Before G&A and Debt Service	**$14,138**	**$25,285**	**$19,951**	**$3,912**	**$15,137**	**$17,680**	***4.6%***
% Change Property Revenue	NM	22.2%	(1.9%)	(1.9%)	5.1%	7.8%	
% Change Cash Basis NOI	NM	43.9%	(4.7%)	(5.1%)	5.8%	11.4%	
Cash Basis NOI Margin	49.7%	58.5%	56.9%	55.0%	55.4%	57.3%	
Capex as % of Cash Basis NOI	49.4%	37.1%	47.9%	89.2%	60.7%	58.8%	

(1) 554K sq. ft. Bank of America lease free rent rolls off.

22

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 23 OFFICE PROPERTIES INCOME TRUST $610M SENIOR NOTES DUE 2029 COLLATERAL OPERATING CASH FLOWS (TOP 5 PROPERTIES / 65.3% of 2026 CASH BASIS NOI) CAGR 2025 2026 2027 2028 2029 2030 ('25-'30) Property Revenue $33,813 $43,940 $42,146 $41,553 $45,610 $52,697 9.3% Property Operating Expenses (17,275) (17,686) (17,957) (18,224) (19,228) (19,810) Cash Basis NOI $16,538 $26,254 $24,189 $23,329 $26,382 $32,887 14.7% Leasing Capex ($9,087) ($11,425) ($15,547) ($24,840) ($21,172) ($11,559) Building Capex (882) (614) (641) (4,001) (564) (3,808) Redevelopment Capex – – – – – – Total Capex ($9,969) ($12,039) ($16,188) ($28,841) ($21,736) ($15,367) Cash Flow Before G&A and Debt Service $6,569 $14,215 $8,001 ($5,512) $4,646 $17,520 21.7% % Change Property Revenue NM 30.0% (4.1%) (1.4%) 9.8% 15.5% % Change Cash Basis NOI NM 58.7% (7.9%) (3.6%) 13.1% 24.7% Cash Basis NOI Margin 48.9% 59.7% 57.4% 56.1% 57.8% 62.4% Capex as % of Cash Basis NOI 60.3% 45.9% 66.9% 123.6% 82.4% 46.7% (1) 554K sq. ft. Bank of America lease free rent rolls off. (1) Operating Cash Flows (dollars in thousands)

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$445M SENIOR NOTES DUE 2027 COLLATERAL PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	35
Rentable sq. ft. (Millions)	4.1
Average Property Size (sq. ft.)	117,851
Average Property Age (Years)	16.8
Occupancy %	70%
WALT by Revenue (Years)	4.7
Trailing Twelve Months Cash Basis NOI	$47.4M
Gross Book Value (GBV)	$1,240.7M
Contract Leasing Capex	$12.2M

Portfolio Locations - Geographic Breakdown



Top MSAs

MSA	%
Washington D.C.[1]	49.4%
Baltimore	10.7%
Silicon Valley	8.4%
Dallas/Ft. Worth	7.8%
Boston	4.7%
Richmond	4.5%
Charlotte	3.7%
Kansas City	2.6%
Tampa	2.6%
San Diego	1.6%
Other	4.0%

Portfolio Highlights[2]

Tenancy Profile


48%
52%
Multitenant
Single Tenant

Urban / Suburban Mix


29%
71%
Urban
Suburban

Tenant Credit Profile


38%
60%
2%
Investment Grade
Non-Investment Grade
Not Rated

Tenant Industry


3%
6%
19%
15%
6%
27%
13%
10%
1%
U.S. Government
Real Estate & Financial
Legal/Professional Services
Technology/Comms.
Manuf./Transportation
Gov. Contractors
Other Government
Life Sciences/Medical
Other

Note: All information is as of or for the trailing twelve months ended March 31, 2025.
Information excludes active dispositions (11411 E. Jefferson Avenue). Any disposition proceeds will be used to reduce the $445 million senior notes due 2027 principal balance.

(1) Includes the District of Columbia, Northern Virginia and Maryland.

(2) Represents percentage of annualized rental income.

24

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$445M SENIOR NOTES DUE 2027 COLLATERAL OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	35	35	35	35	35	35	
Rentable sq. ft.	4,125	4,125	4,125	4,125	4,125	4,125	
Property Revenue per Average Leased sq. ft.	*$41.48*	*$44.29*	*$45.92*	*$47.35*	*$48.69*	*$49.25*	*3.5%*
Beginning Leased sq. ft.	2,891	2,293	2,076	2,357	2,352	2,444	
Lease Expirations sq. ft.	(836)	(503)	(235)	(109)	(197)	(287)	
Lease Activity sq. ft.	238	286	516	104	289	269	
Ending Leased sq. ft.	2,293	2,076	2,357	2,352	2,444	2,426	
Net Absorption sq. ft.	(598)	(217)	281	(5)	92	(18)	
Occupancy (at period end)	55.6%	50.3%	57.1%	57.0%	59.2%	58.8%	
Property Revenue	$107,523	$96,744	$101,790	$111,494	$116,766	$119,924	*2.2%*
Property Operating Expenses	(71,082)	(70,692)	(72,177)	(73,833)	(75,400)	(77,335)	
Cash Basis NOI	**$36,441**	**$26,052**	**$29,613**	**$37,661**	**$41,366**	**$42,589**	**3.2%**
Leasing Capex	($18,485)	($24,308)	($23,915)	($12,573)	($15,352)	($15,681)	
Building Capex	(2,620)	(1,902)	(3,149)	(2,632)	(1,531)	(1,169)	
Redevelopment Capex	(1,758)	(1,380)	-	-	-	-	
Total Capex	**($22,863)**	**($27,590)**	**($27,064)**	**($15,205)**	**($16,883)**	**($16,850)**	
Cash Flow Before G&A and Debt Service	**$13,578**	**($1,538)**	**$2,549**	**$22,456**	**$24,483**	**$25,739**	**13.6%**
% Change Property Revenue	NM	(10.0%)	5.2%	9.5%	4.7%	2.7%	
% Change Cash Basis NOI	NM	(28.5%)	13.7%	27.2%	9.8%	3.0%	
Cash Basis NOI Margin	33.9%	26.9%	29.1%	33.8%	35.4%	35.5%	
Capex as % of Cash Basis NOI	62.7%	105.9%	91.4%	40.4%	40.8%	39.6%	

Note: Information excludes active dispositions (11411 E. Jefferson Avenue). 11411 E. Jefferson Avenue is part of $445 million senior notes due 2027 collateral portfolio, and any disposition proceeds will be used to reduce the principal balance.

25

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 26 OFFICE PROPERTIES INCOME TRUST $445M SENIOR NOTES DUE 2027 COLLATERAL OPERATING CASH FLOWS (TOP 6 PROPERTIES / 65.0% of 2026 CASH BASIS NOI) CAGR 2025 2026 2027 2028 2029 2030 ('25-'30) Property Revenue $54,137 $59,619 $60,726 $64,585 $65,761 $67,961 4.7% Property Operating Expenses (34,937) (42,687) (43,436) (44,094) (44,685) (45,713) Cash Basis NOI $19,200 $16,932 $17,290 $20,491 $21,076 $22,248 3.0% Leasing Capex ($1,619) ($6,199) ($10,821) ($6,844) ($6,742) ($5,442) Building Capex (733) (389) (112) (531) (1,121) (326) Redevelopment Capex 164 – – – – – Total Capex ($2,188) ($6,588) ($10,933) ($7,375) ($7,863) ($5,768) Cash Flow Before G&A and Debt Service $17,012 $10,344 $6,357 $13,116 $13,213 $16,480 (0.6%) % Change Property Revenue NM 10.1% 1.9% 6.4% 1.8% 3.3% % Change Cash Basis NOI NM (11.8%) 2.1% 18.5% 2.9% 5.6% Cash Basis NOI Margin 35.5% 28.4% 28.5% 31.7% 32.0% 32.7% Capex as % of Cash Basis NOI 11.4% 38.9% 63.2% 36.0% 37.3% 25.9% Operating Cash Flows (dollars in thousands)

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

$445M SENIOR NOTES DUE 2027 COLLATERAL OPERATING CASH FLOWS (PRO FORMA FOR THE SALE OF 12 PROPERTIES)

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	23	23	23	23	23	23	
Rentable sq. ft.	2,604	2,604	2,604	2,604	2,604	2,604	
Property Revenue per Average Leased sq. ft.	*$38.79*	*$35.33*	*$37.31*	*$40.97*	*$42.57*	*$43.55*	*2.3%*
Beginning Leased sq. ft.	2,137	2,027	1,903	2,182	2,176	2,245	
Lease Expirations sq. ft.	(219)	(397)	(209)	(88)	(176)	(266)	
Lease Activity sq. ft.	109	273	488	82	245	236	
Ending Leased sq. ft.	2,027	1,903	2,182	2,176	2,245	2,215	
Net Absorption sq. ft.	(110)	(124)	279	(6)	69	(30)	
Occupancy (at period end)	77.8%	73.1%	83.8%	83.6%	86.2%	85.1%	
Property Revenue	$101,004	$92,000	$97,151	$106,683	$110,842	$113,396	*2.3%*
Property Operating Expenses	(64,411)	(61,700)	(62,966)	(64,361)	(65,618)	(67,218)	
Cash Basis NOI	**$36,593**	**$30,300**	**$34,185**	**$42,322**	**$45,224**	**$46,178**	***4.8%***
Leasing Capex	($16,585)	($23,581)	($23,426)	($10,843)	($15,029)	($14,308)	
Building Capex	(2,421)	(1,655)	(2,821)	(2,533)	(1,411)	(747)	
Redevelopment Capex	(275)	-	-	-	-	-	
Total Capex	**($19,281)**	**($25,236)**	**($26,247)**	**($13,376)**	**($16,440)**	**($15,055)**	
Cash Flow Before G&A and Debt Service	**$17,312**	**$5,064**	**$7,938**	**$28,946**	**$28,784**	**$31,123**	**12.4%**
% Change Property Revenue	NM	(8.9%)	5.6%	9.8%	3.9%	2.3%	
% Change Cash Basis NOI	NM	(17.2%)	12.8%	23.8%	6.9%	2.1%	
Cash Basis NOI Margin	36.2%	32.9%	35.2%	39.7%	40.8%	40.7%	
Capex as % of Cash Basis NOI	52.7%	83.3%	76.8%	31.6%	36.4%	32.6%	

Note: Information excludes active dispositions (11411 E. Jefferson Avenue), and 12 of the 26 properties identified for potential dispositions on page 10. 11411 E. Jefferson Avenue is part of $445 million senior notes due 2027 collateral portfolio, and any disposition proceeds will be used to reduce the principal balance.

27

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

UNENCUMBERED PROPERTIES PORTFOLIO

Portfolio Statistics

Number of Properties	25
Rentable sq. ft. (Millions)	2.7
Average Property Size (sq. ft.)	108,469
Average Property Age (Years)	21.3
Occupancy %	64%
WALT by Revenue (Years)	3.4
Trailing Twelve Months Cash Basis NOI	$25.7M
Gross Book Value (GBV)	$650.6M
Contract Leasing Capex	$9.3M

Portfolio Locations - Geographic Breakdown



Top MSAs

Washington D.C.[1]	25.5%
Indianapolis	12.5%
Sacramento	9.5%
Dallas/Ft. Worth	7.2%
San Francisco	7.1%
Montgomery	6.9%
Des Moines	6.9%
Silicon Valley	5.4%
Detroit	3.6%
Baltimore	3.5%
Richmond	2.9%
Safford	2.2%
Stockton	2.0%
Other	4.7%

Portfolio Highlights[2]

Tenancy Profile


62%
38%
Multitenant
Single Tenant

Urban / Suburban Mix


24%
76%
Urban
Suburban

Tenant Credit Profile


39%
12%
49%
Investment Grade
Non-Investment Grade
Not Rated

Tenant Industry


11%
13%
16%
28%
17%
1%
9%
4%
U.S. Government
Real Estate & Financial
Legal/Professional Services
Technology/Comms.
Manuf./Transportation
Gov. Contractors
Other Government
Other

Note: All information is as of or for the trailing twelve months ended March 31, 2025. Information excludes active dispositions (1920/1930 W University Drive).

(1) Includes the District of Columbia, Northern Virginia and Maryland.

(2) Represents percentage of annualized rental income.

28

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

UNENCUMBERED PROPERTIES OPERATING CASH FLOWS

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	25	25	25	25	25	25	
Rentable sq. ft.	2,711	2,711	2,711	2,711	2,711	2,711	
Property Revenue per Average Leased sq. ft.	*$28.07*	*$23.14*	*$25.09*	*$25.80*	*$27.85*	*$27.21*	*(0.6%)*
Beginning Leased sq. ft.	1,727	1,579	1,598	1,246	1,418	1,443	
Lease Expirations sq. ft.	(227)	(129)	(800)	(50)	(55)	(153)	
Lease Activity sq. ft.	79	148	448	222	80	192	
Ending Leased sq. ft.	1,579	1,598	1,246	1,418	1,443	1,482	
Net Absorption sq. ft.	(148)	19	(352)	172	25	39	
Occupancy (at period end)	58.2%	58.9%	46.0%	52.3%	53.2%	54.7%	
Property Revenue	$46,407	$36,796	$35,729	$34,412	$39,877	$39,822	*(3.0%)*
Property Operating Expenses	(23,925)	(22,972)	(23,343)	(23,646)	(24,496)	(25,063)	
Cash Basis NOI	**$22,482**	**$13,824**	**$12,386**	**$10,766**	**$15,381**	**$14,759**	***(8.1%)***
Leasing Capex	($11,334)	($12,104)	($12,795)	($12,502)	($5,852)	($8,638)	
Building Capex	(6,205)	(1,102)	(1,484)	(1,625)	(3,246)	(3,097)	
Redevelopment Capex	(159)	(525)	-	-	-	-	
Total Capex	**($17,698)**	**($13,731)**	**($14,279)**	**($14,127)**	**($9,098)**	**($11,735)**	
Cash Flow Before G&A and Debt Service	**$4,784**	**$93**	**($1,893)**	**($3,361)**	**$6,283**	**$3,024**	***(8.8%)***
% Change Property Revenue	NM	(20.7%)	(2.9%)	(3.7%)	15.9%	(0.1%)	
% Change Cash Basis NOI	NM	(38.5%)	(10.4%)	(13.1%)	42.9%	(4.0%)	
Cash Basis NOI Margin	48.4%	37.6%	34.7%	31.3%	38.6%	37.1%	
Capex as % of Cash Basis NOI	78.7%	99.3%	115.3%	131.2%	59.2%	79.5%	

Note: Information excludes active dispositions (1920/1930 W University Drive).

29

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 30 OFFICE PROPERTIES INCOME TRUST UNENCUMBERED PROPERTIES OPERATING CASH FLOWS (TOP 5 PROPERTIES / 78.2% of 2026 CASH BASIS NOI) CAGR 2025 2026 2027 2028 2029 2030 ('25-'30) Property Revenue $13,630 $14,628 $12,265 $10,633 $12,390 $12,111 (2.3%) Property Operating Expenses (3,744) (3,718) (3,555) (3,338) (3,431) (3,505) Cash Basis NOI $9,886 $10,910 $8,710 $7,295 $8,959 $8,606 (2.7%) Leasing Capex ($5,478) ($2,348) ($1,359) ($3,860) ($3,387) ($3,330) Building Capex (2,009) – (708) (660) (319) (74) Redevelopment Capex – – – – – – Total Capex ($7,487) ($2,348) ($2,067) ($4,520) ($3,706) ($3,404) Cash Flow Before G&A and Debt Service $2,399 $8,562 $6,643 $2,775 $5,253 $5,202 16.7% % Change Property Revenue NM 7.3% (16.2%) (13.3%) 16.5% (2.3%) % Change Cash Basis NOI NM 10.4% (20.2%) (16.2%) 22.8% (3.9%) Cash Basis NOI Margin 72.5% 74.6% 71.0% 68.6% 72.3% 71.1% Capex as % of Cash Basis NOI 75.7% 21.5% 23.7% 62.0% 41.4% 39.6% Operating Cash Flows (dollars in thousands)

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE

OFFICE PROPERTIES INCOME TRUST

UNENCUMBERED PROPERTIES OPERATING CASH FLOWS (PRO FORMA FOR THE SALE OF 14 PROPERTIES)

Operating Cash Flows
(dollars and sq. ft. in thousands)

	2025	2026	2027	2028	2029	2030	CAGR ('25-'30)
Number of Properties	11	11	11	11	11	11	
Rentable sq. ft.	932	932	932	932	932	932	
Property Revenue per Average Leased sq. ft.	*$23.81*	*$16.16*	*$18.84*	*$21.55*	*$24.19*	*$24.24*	*0.4%*
Beginning Leased sq. ft.	671	606	726	746	861	861	
Lease Expirations sq. ft.	(130)	(2)	(176)	-	(51)	(62)	
Lease Activity sq. ft.	65	122	196	115	51	132	
Ending Leased sq. ft.	606	726	746	861	861	931	
Net Absorption sq. ft.	(65)	120	18	115	-	70	
Occupancy (at period end)	65.0%	78.1%	80.0%	92.4%	92.4%	99.9%	
Property Revenue	$22,189	$15,059	$17,556	$20,087	$22,545	$22,588	*0.4%*
Property Operating Expenses	(10,728)	(8,325)	(8,635)	(9,014)	(9,417)	(9,591)	
Cash Basis NOI	**$11,461**	**$6,734**	**$8,921**	**$11,073**	**$13,128**	**$12,997**	**2.5%**
Leasing Capex	($10,664)	($8,392)	($9,044)	($6,024)	($2,408)	($6,233)	
Building Capex	(6,098)	(817)	(930)	(766)	(1,440)	(2,176)	
Redevelopment Capex	(397)	(525)	-	-	-	-	
Total Capex	**($16,365)**	**($9,734)**	**($9,974)**	**($6,790)**	**($3,848)**	**($8,409)**	
Cash Flow Before G&A and Debt Service	**($4,904)**	**($3,000)**	**($1,053)**	**$4,283**	**$9,280**	**$4,588**	***N.M.***
% Change Property Revenue	NM	(32.1%)	16.6%	14.4%	12.2%	0.2%	
% Change Cash Basis NOI	NM	(41.2%)	32.5%	24.1%	18.6%	(1.0%)	
Cash Basis NOI Margin	51.7%	44.7%	50.8%	55.1%	58.2%	57.5%	
Capex as % of Cash Basis NOI	142.8%	144.6%	111.8%	61.3%	29.3%	64.7%	

Note: Information excludes active dispositions (1920/1930 W University Drive), and 14 of the 26 properties identified for potential dispositions on page 10.

31

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 32 OFFICE PROPERTIES INCOME TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including Cash Flow, Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net (loss) income as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net (loss) income as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net (loss) income. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. Cash Basis NOI The calculations of Cash Basis NOI exclude certain components of net (loss) income in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates Cash Basis NOI. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI uses Cash Basis NOI, to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Cash Basis NOI differently than OPI does. Cash Flow Before G&A and Debt Service OPI calculates Cash Flow Before G&A and Debt Service as Cash Basis NOI less total Building Capex, Leasing Capex and Redevelopment Capex. Annualized Rental Income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of June 30, 2024, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI and excluding lease value amortization. Building Capex generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. GAAP is U.S. generally accepted accounting principles. Gross Book Value (GBV) is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Investment grade tenants s include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 52.2% of annualized rental income as of March 31, 2025 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 7.7% of annualized rental income as of March 31, 2025 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Leasing Capex generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. MSA is metropolitan statistical area. Rentable sq. ft. represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. WALT by Revenue is the average remaining lease term in years weighted based on annualized rental income.

NOT FINANCIAL GUIDANCE. PROVIDED TO LENDERS FOR DUE DILIGENCE PURPOSES. PRELIMINARY DRAFT. SUBJECT TO SIGNIFICANT CHANGE 33 OFFICE PROPERTIES INCOME TRUST BUSINESS PLAN PRESENTATION August 2025 Chicago, IL Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 OPIREIT.COM

Content must not go below this line Glacier Blue 090, 130, 175 Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 October 2025 2027s Cleansing Materials Restructuring Term Sheet Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change.

CONFIDENTIAL SUBJECT TO FRE 408 DRAFT 10/25/2025 For Discussion Purposes Only $90-125 MILLION SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT FACILITY TERM SHEET SUMMARY OF PRINCIPAL TERMS AND CONDITIONS The following describes the terms of a debtor-in-possession financing (“DIP Facility”) for certain direct and indirect subsidiaries of Office Properties Income Trust (“OPI”) set forth in Schedule 1 attached hereto (each, a “Debtor” and, collectively, the “Debtors”). This term sheet (“Term Sheet”) is non-binding and is intended for discussion purposes only and does not constitute a commitment to lend. The Lenders’ commitment and other obligations hereunder are subject to: (i) the preparation, execution and delivery of mutually acceptable loan documentation incorporating substantially the terms and conditions outlined in this Term Sheet (“DIP Loan Documents”); (ii) the accuracy and completeness of all representations that each Credit Party makes to the Lender and all information that such Credit Party furnishes to the Lender; (iii) the Borrower’s compliance with the terms of this Term Sheet, including, without limitation, the payment in full of all fees, expenses and other amounts payable hereunder; and (iv) the other conditions set forth in this Term Sheet or referred to herein or in any attachments, schedules or appendices attached hereto. The terms and conditions set forth herein are mutually dependent on each other, and the Lenders shall not be obligated to extend credit unless agreement with the Debtors and approval by the Bankruptcy Court is obtained with respect to such terms and conditions as a whole. [Transaction Description The Ad-Hoc Group of 2027 Notes (the “Ad Hoc Group”) will backstop a $90 million DIP Facility (the loans thereunder, the “DIP Loans”) to be used to provide funding for the cases of the Debtors set forth in Schedule 1, subject to the conditions herein. The DIP Facility will be a superpriority obligation of each Credit Party (as defined below) and secured by a security interest on all assets of such Credit Party as set forth below. To the extent the Company desires, the Ad Hoc Group would also backstop an upsized DIP loan in the total amount of $125 million (the “Upsized DIP Loan Option”) which would also include junior mortgages on properties constituting collateral under the prepetition March 2029 Notes (the “March 2029 Notes Collateral”). Borrower OPI 25 Exchange LLC (the “Borrower”). Guarantors Each entity set forth on Schedule 1 other than the Borrower shall guaranty the DIP Facility (the “Guarantors”). If the Borrower exercises the Upsized DIP Loan Option, the existing guarantors under the prepetition March 2029 Notes that provided an unsecured guarantee under the 2027 Notes (the “March 2029 Notes Guarantors”), which are listed on Schedule 1A, shall also become Guarantors. For purposes of the DIP Loans, the term “Credit Parties” shall refer to the Borrower and the applicable Guarantors, collectively. For the avoidance of doubt, neither OPI nor any direct or indirect subsidiaries of OPI that are guarantors under the $610 million in aggregate principal amount of the September 2029 Notes (the “September 2029 Notes Guarantors”) shall be a Credit Party. DIP Agent [TBD], as administrative and collateral agent (in such capacity, the “Agent”). Lenders The Ad Hoc Group will backstop (in such capacity, the “Backstop Parties”) the DIP Facility in full; provided that the other 2027 Noteholders will be offered the opportunity to participate on a pro rata basis in the DIP Facility (all such participating 2027 Noteholders, in each case, together with the Ad Hoc Group (in their capacity as lenders, the “Ad Hoc Group Lenders”), the “Lenders” and each, a “Lender”). Procedures to effectuate such participation TBD, including timing for the syndication, to be after the entry of the Interim DIP Order and prior to the entry of the Final DIP Order.

2 “Required Backstop Parties” shall mean Ad Hoc Group Lenders holding at least 50.1% of the Commitments. “Required Lenders” shall mean Lenders holding at least 50.1% of the outstanding unused commitments and term loans under the DIP Facility. Amount The DIP Facility shall be comprised of a multi-draw term loan facility in an aggregate amount of up to $90 million (or $125 million in the event of the Upsized DIP Loan Option). An initial amount of $[15]1 million (or [$25] million in the event of the Upsized DIP Loan Option) will be made available (subject to the conditions to borrowing set forth below) upon entry of an interim order of the Bankruptcy Court, in form and substance satisfactory to the Required Backstop Parties in their sole discretion, approving the financing (the “Interim DIP Order” and the date the Bankruptcy Court enters the Interim DIP Order, the “Interim DIP Order Entry Date”) and may be drawn upon satisfaction of the other conditions to borrowing contained in the DIP Facility (such DIP Loans, the “Interim Loans”). The remainder of the facility will be made available subject to entry of an order of the Bankruptcy Court, in form and substance satisfactory to the Required Lenders in their sole discretion, approving the DIP Facility on a final basis (the “Final DIP Order”, together with the Interim DIP Order, the “DIP Orders” and the date the Bankruptcy Court enters the Final DIP Order, the “Final DIP Order Entry Date”), and shall be funded on one or more borrowing dates in amounts not less than $[30] for each borrowing on and after the Final DIP Order Entry Date upon satisfaction of the other conditions to borrowing set forth below (such DIP Loans, the “Final Loans”); provided that DIP Loans shall be funded by the Lenders into an account maintained by the Agent (the “DIP Funding Account”), which the DIP Orders will provide is not property of the estate, and maintained on deposit therein until the Borrower is permitted to draw such funds in accordance with the Budget. Any drawn but unused funds will be held by the Debtors in a segregated, blocked account which is subject to a first priority security interest in favor of the Agent. Interest; Premiums; Fees Interest: All amounts outstanding under the DIP Facility will bear interest at 10.5% payable in cash. Upfront Premium: 1.0% payable in kind (PIK). Default Interest: During the continuance of an Event of Default, the DIP Loans and all other outstanding obligations under the DIP Facility will bear interest at an additional 3.00% per annum above the interest rate otherwise applicable. Backstop Premium: 4.0% payable to the Backstop Parties, earned and payable upon execution of the DIP Facility [in cash or in kind (at the election of the Required Lenders). 1 Draw schedule TBD.

3 Exit Premium: 4% payable on the full principal commitment of the DIP Facility. Maturity The DIP Loans shall be repaid in full, and the Commitments shall terminate, on the earliest to occur (the “Maturity Date”) of (i) the date that is 12 months from the Closing date, (ii) the Final DIP Order has not been entered by the Bankruptcy Court on or before the applicable Milestone (as defined below); (iii) the date of acceleration of the DIP Loans and the termination of the Commitments pursuant to the terms of the DIP Facility; (iv) the date the Bankruptcy Court orders a conversion of the Chapter 11 Cases to a chapter 7 liquidation or the dismissal of the chapter 11 case of any Debtor; (v) the consummation of a sale or other disposition of all or substantially all of the assets of the Debtors under section 363 of the Bankruptcy Code; (vi) the date that is 40 calendar days after the Interim DIP Order Entry Date if the Final DIP Order shall not have been entered by such date; (vii) the substantial consummation (as defined in 11 U.S.C. § 1101(2)) of a plan of reorganization of one or more Debtor (a “Plan”), which has been confirmed by an order entered by the Bankruptcy Court (the “Confirmation Order”) or (viii) additional maturity events to be determined. Exit Treatment Upon exit, the DIP Loans will be: (i) repaid in cash in full, or (ii) all, or a portion, of the DIP Loans will be repaid in equity of the reorganized Debtors at a 30% discount to the agreed upon plan value, at the mutual agreement of the Debtors and the Required Lenders,. Budget The 13-week statement of receipts and disbursements for the next 13 weeks of the Credit Parties, broken down by week, including the anticipated uses of the DIP Facility for such period (“Budget”), and thereafter at the end of every fourth week an updated 13-week projection for the subsequent 13-week period (which in each case must be satisfactory to the sole discretion of the Required Lenders). Priority and Liens All obligations under the DIP Facility shall at all times: (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, be entitled to superpriority claim status in the case of each Credit Party, having priority over any and all other claims, including, without limitation, the super-priority adequate protection claims granted under the Interim Order and the Final Order, and the administrative expenses of the kinds specified in or ordered pursuant to Bankruptcy Code sections 105, 326, 327, 328, 330, 331, 361, 362, 363, 364, 365, 503, 506 (subject to the entry of the Final Order), 507(a), 507(b), 546, 552 (subject to the entry of the Final Order), 726, 1113 and 1114, and any other provision of the Bankruptcy Code, subject only to the Carve-Out; (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, be secured by a perfected first priority lien on unencumbered property now owned or after acquired assets of the Credit Parties that are not otherwise subject to any lien (the “Prepetition Unencumbered Collateral”), including any real property not subject to a mortgage and assignments of rents thereon; (iii) pursuant to Section 364(d) of the Bankruptcy Code, be secured by a perfected first priority priming lien on all now owned or after acquired

4 assets of the Credit Parties constituting collateral of the 2027 Notes, including the assignments of rents thereon (including the proceeds of any causes of action under Bankruptcy Code sections 502(d), 544, 545, 547, 548, 549, 550 or 553 or any other avoidance actions under the Bankruptcy Code or applicable non-bankruptcy law (“Avoidance Actions”) but excluding such Avoidance Actions themselves); and (iv) pursuant to Section 364(c)(3) of the Bankruptcy Code, be secured by a perfected junior lien on all now owned or after acquired assets of the Credit Parties that are subject to (x) any valid, perfected and non-avoidable lien in existence on the petition date or (y) any valid lien in existence on the petition date that is perfected subsequent to the petition date by Section 564(b) of the Bankruptcy Code, in each case other than the encumbrances under the 2027 Notes. The assets described above, collectively, the “Collateral”. All of the liens described herein with respect to the assets of the Credit Parties shall be effective and perfected by the DIP Orders and without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements or other agreements. Carve Out Customary carve-out to be included in the DIP Orders, including, but not limited to, (a) fees to be paid to the Clerk of the Bankruptcy Court (b) fees to be paid to the U.S. Trustee (c) fees and expenses for a Chapter 7 trustee under section 726(b) of the Bankruptcy Code up to $50,000, (d) all accrued and unpaid fees and expenses of the Credit Parties’ (and, if applicable, official committee’s and, in the Upsized DIP Loan Option, the Other Debtors’) professionals (excluding any success fees, transaction fees, completion fees, or similar one time fees) (collectively the “Professional Fees”) incurred at any time on or prior to the delivery of written notice by the DIP Agent to the Borrowers, their lead counsel, the U.S. Trustee and lead counsel for any statutory committee appointed in the Cases describing the DIP Event of Default that is alleged to have occurred and be continuing under the DIP Documents (a “Trigger Notice”), and approved at any time by the Bankruptcy Court (the “Pre Trigger Amount”) plus (e) Professional Fees incurred after the delivery of a Trigger Notice and approved at any time by the Bankruptcy Court in an aggregate amount not to exceed $[1,000,000] (the “Post Trigger Cap”) (collectively (a)-(e), the “Carve-Out”). The Carve-Out shall be allocated, based on the appropriate Allocation Methodology set forth in Schedule 2. Closing Date The date on or after the entry of the Interim DIP Order on which customary conditions precedent have been satisfied, including (i) payment of premiums, fees and expenses, and (ii) receipt of a 13-week cash forecast in form and substance satisfactory to the Required Backstop Parties (the date of such closing, the “Closing Date”).

5 Use of Proceeds In accordance with and subject to the Budget (as defined below) and (if applicable) the DIP Orders, the proceeds of the DIP Facility: may be used only for the other following purposes: (A) to pay reasonable and documented costs, fees and expenses that are incurred in connection with the restructuring and/or Chapter 11 Cases appropriately allocable to and for the benefit of the Credit Parties, (B) to pay (directly or through OPI), the reasonable and documented costs, fees and expenses that are incurred by OPI in connection with the restructuring and/or Chapter 11 Cases that are allocable to the Credit Parties pursuant to the Allocation Methodology set forth in Schedule 2 attached hereto, (C) for working capital and general corporate purposes of the Credit Parties and, subject to the Budget and other limitations to be agreed consistent with the operating needs of such subsidiaries, their direct and indirect subsidiaries, (D) to pay premiums, fees, interest, and expenses associated with the DIP Facility, (E) to make adequate protection payments as set forth in the sections below entitled “Adequate Protection”, (F) fund the Carve-Out (as defined herein), and (G) [in the Upsized DIP Election Option, up to $30 million which may be on-lent to non-Credit Party Debtors (the “Other Debtors”) and used for costs incurred by or allocated to such Other Debtors. With respect to any funds on-lent to Other Debtors, the Lenders shall have superpriority administrative expense claims on a joint and several basis against OPI and each OPI subsidiary contained in such applicable Obligor Group on account of all funds on-lent to an Other Debtor and allocable to such Obligor Groups.] Notwithstanding the foregoing, no portion or proceeds of the DIP Loans, the Carve-Out or the Collateral may be used (i) for any purpose that is prohibited under the Bankruptcy Code or the DIP Orders; (ii) to finance or reimburse for expenses incurred or to be incurred, directly or directly in connection with the investigation (including discovery proceedings), initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation, adverse to the interests of any or all of the 2027 Noteholders, or their respective rights and remedies under the 2027 Notes Indenture, including, without limitation, (x) any proceeding to determine the amount, validity, perfection or priority of any security interest in favor of the 2027 Noteholders, and (y) the amount, validity or enforceability of the obligations of the Credit Parties under the 2027 Notes Indenture or any guarantees thereof, (iii) any other action, which with the giving of notice or passing of time, would result in an Event of Default under the DIP Facility; and (iv) to make any distribution under a plan of reorganization in the Chapter 11 Cases (a “Plan”) that does not provide for the indefeasible payment of the DIP Facility in full and in cash (or as otherwise permitted pursuant to the DIP Facility. The use of proceeds of the DIP Facility shall in all cases be in accordance with the Budget (including any permitted variances). No portion of the Company’s cash collateral and other cash (collectively, the “Cash Collateral”), the DIP Loans or the Collateral may be used to investigate, commence or prosecute any action, proceeding or objection with respect to or related to (1) the claims, liens or security interests of the Agent or the Lenders, (2) any claims, demands, liabilities, responsibilities, disputes, remedies, causes of action, indebtedness or obligations that are subjects of the Release (as defined below) or (3) certain stipulations to be made by the Credit Parties and approved by the Interim DIP Order; [provided that, notwithstanding (ii) above, (x) up to $500,000.00 may be used by any statutorily appointed unsecured creditors committee in connection with the investigation of any claims or causes of action

6 adverse to the interests of any or all of the 2027 Noteholders, or their respective rights and remedies under the 2027 Notes Indenture and (y) OPI or its subsidiaries who are not Credit Parties shall not be prohibited from obtaining additional funding which may be utilized in connection with the foregoing so long as such funding is not secured by liens on any assets of, or an obligation of, the Credit Parties or the March 2029 Notes Guarantors.] Allocation All fees, costs, and expenses allocated to the Credit Parties shall be allocated as set forth in Schedule 2 attached hereto. Mandatory Prepayments The DIP Loans will be subject to customary mandatory prepayments to be included in the definitive DIP Loan Documents (including, without limitation, asset sales, tax refunds and casualty events). Payment of the Exit Premium shall be waived with respect to any prepayments with the proceeds of asset sales of any of the Prepetition Unencumbered Collateral. Voluntary Prepayments The DIP Loans may be permanently prepaid in full by the Borrower at any time, without any additional premium or penalty other than the fees and costs otherwise set forth herein. Representations Those representations and warranties as are customary or appropriate in the context of the proposed DIP Facility (including, without limitation, organization and good standing, due authorization, all governmental approvals, ERISA, taxes, all permits, insurance, compliance with regulation, etc.) or as otherwise required by the Agent and the Lenders.

7 Affirmative Covenants The DIP Facility shall contain affirmative covenants customary or appropriate in the context of the proposed DIP Facility or as otherwise required by the Agent and the Lenders, including, without limitation: (i) delivery of financial statements and reports, budgets and variance reports, projections, officers’ certificates, monthly reporting packages and other information requested by Agent, (ii) payment of all post-petition taxes and other obligations, (iii) continuation of business and maintenance of existence and material rights and privileges, (iv) compliance with licenses, permits and material contractual obligations, (v) maintenance of property and insurance, (vi) maintenance of books and records, (vii) right of the Agent and the Lenders to inspect property and books and records, (viii) notices of defaults, litigation and other material events, (ix) compliance with laws and (x) further assurances as the Agent may require. Reporting to include: • Bi-weekly lender calls with management and advisors; • Monthly income statement, balance sheets, and to be agreed “KPI Reports”; • Weekly variance report (with satisfactory detail and reasonable explanation for individual line items to be agreed). Negative Covenants The DIP Facility shall contain negative covenants customary or appropriate in the context of the proposed DIP Facility or as otherwise required by the Agent and the Lenders, including, without limitation, regarding: (i) liens, (ii) indebtedness, (iii) mergers and acquisitions and sales of assets, (iv) restricted payments (including, but not limited to restrictions on payments to affiliates of any kind and disallowance of any deferred bonus or other type of payments to management), (v) leases, (vi) investments, (vii) guaranties, (viii) capital expenditures, (ix) transactions with affiliates, (x) creation or acquisition of subsidiaries, (xi) amendment, modification, or waiver of conditions or provisions contained in the prepetition debt agreements, (xii) payment of debt, (xiii) change in business, (xiv) material contracts; (xv) restrictions on disbursements in excess of a de minimis amount to be agreed (shall not be permitted without the consent of the Ad Hoc Group (such consent to be deemed given if Ad Hoc Group have not objected to the making of any such disbursement in accordance with the Budget within one business day of receiving notice thereof). Financial Covenants Permitted Variance Testing tested weekly for variance testing on actual individual disbursement line items (excluding professional fees to be agreed), total operating disbursements and net operating cash flow less capex with a 10% variation (such deviations, “Permitted Deviation”), conducted on a 4-week rolling basis starting the first full week after the Petition Date. The Credit Parties shall allow the Agent and the Lenders (and its representatives, professionals and consultants) access to the Debtors’ premises, representatives and books and records during regular business hours in order to monitor financial performance, Budget compliance and Collateral.

8 Conditions to All Borrowings The conditions to the obligation of the Lenders to make the DIP Loans shall be customary or appropriate in the context of the proposed DIP Facility or as otherwise required by the Agent and the Lenders, including, without limitation, (i) the Interim DIP Order and the Final DIP Order shall not have been reversed, modified, amended, stayed or vacated, (ii) the Credit Parties shall be in compliance in all respects with the Interim DIP Order and the Final DIP Order, (iii) not later than [40] days following the Interim DIP Order Entry Date, the Final DIP Order, in form and substance satisfactory to the Lenders in their sole discretion, is entered, (iv) the Lenders shall have received the Budget, any required periodic updates pursuant to the Budget and any variance reports, each in form and substance satisfactory to the Lenders, and the Credit Parties shall be in compliance with the Budget and (v) the absence of any default or Event of Default. Events of Default The DIP Facility shall contain events of default customary or appropriate in the context of the proposed DIP Facility or as otherwise required by the Agent and the Lenders (the “Events of Default”), including, without limitation: (i) the filing by any party of a plan of reorganization that does not propose to repay all obligations under the DIP Facility in full, in cash immediately upon its effectiveness which is not withdrawn, dismissed or denied within five business days after such filing; (ii) the entry of an order approving any disclosure statement in support of a plan of reorganization that does not propose to repay all obligations under the DIP Facility in full, in cash immediately upon its effectiveness; (iii) the violation of any term, provision or condition in the Interim DIP Order or Final DIP Order; (iv) the making of any payment or disbursement that is not set forth as a line item on the Budget; (v) any deviation of more than the Permitted Deviation from the amount set forth for any line item expenditure or the total expenditures under the Budget for any Budget Period; (vi) appointment of a trustee or examiner; (vii) dismissal of the Chapter 11 Cases; (viii) invalidation or impairment of liens or security interests of the Agent; (ix) failure to satisfy the milestones set out in accordance with Appendix I (the “Milestones”); (x) the entry of an order by the Bankruptcy Court terminating or modifying the exclusive right of any Credit Party to file a Plan pursuant to Section 1121 of the Bankruptcy Code, without the prior written consent of the Required Lenders, other than an order entered pursuant to a motion filed by or with the consent of the Required Lenders; and (xiii) any Credit Party seeks approval of a sale of any Collateral or approval of bidding procedures for such a sale (whether implemented through a plan of reorganization or otherwise) that would be inconsistent with the terms of the DIP Facility without the prior written consent of the Required Lenders. Remedies Immediately upon the occurrence and during the continuation of an Event of Default, the Agent may, and at the direction of the Lenders shall, (i)(1) declare all obligations to be immediately due and payable, (2) declare the termination, reduction or restriction of any further Commitment, to the extent any such Commitment remains, and (3) terminate the DIP Facility as to any future liability or obligation of the Agent and the Lenders, but without affecting any of the obligations under the DIP Facility, the liens under the DIP Facility, or post-petition administrative superpriority claim status; (ii) declare a termination, reduction or restriction on the ability of the Credit Parties to use any cash collateral derived from the proceeds of Collateral (any such declaration shall be

9 made to the Credit Parties, the official committee of creditors of the Credit Parties (if applicable) and the United States Trustee (if applicable); and (iii) take such other actions authorized under the DIP Orders. Adequate Protection 2027 Notes Adequate Protection: In exchange for the consent of the 2027 Noteholders to the (a) subordination of their respective interests in the 2027 Notes Collateral, (b) the use of cash collateral during the Chapter 11 Cases, (c) the use, sale, lease or other disposition of any 2027 Notes Collateral, (d) the imposition of the automatic stay pursuant to section 362(a) of the Bankruptcy Code and/or (e) any other reason for which adequate protection may be granted under the Bankruptcy Code, the 2027 Notes Agent shall, to the extent of any diminution in value, during the pendency of the Chapter 11 Cases: i. be granted (a) additional and replacement liens on, except as set forth herein, all property of the Debtors’ estates that constitutes Collateral (the “2027 Notes Adequate Protection Liens”), which shall be junior and subordinate to the Carve-Out, DIP liens on the Collateral and the preexisting liens, and (b) superpriority administrative expense claims against each of the Credit Parties pursuant to section 507(b) of the Bankruptcy Code, which claims shall be junior and subordinate only to the Carve Out and the DIP Superpriority Claims; ii. receive payments in cash on a current basis of all reasonable and documented fees, costs and expenses of professionals retained by the Ad Hoc Group, which professionals shall include, but may not be limited to, (a) Milbank LLP, as lead restructuring counsel, (b) Porter Hedges LLP, as Texas counsel, and (c) Evercore. iii. current payment of interest due on account of the 2027 Notes on account of all outstanding principal amounts at 7.5%. March 2029 Notes Adequate Protection: If the Upsized DIP Loan Option is taken, in exchange for the consent of the March 2029 Noteholders to (a) the use of cash collateral during the Chapter 11 Cases, (b) the imposition of the automatic stay pursuant to section 362(a) of the Bankruptcy Code and/or (c) any other reason for which adequate protection may be granted under the Bankruptcy Code, the March 2029 Notes Agent shall, to the extent of any diminution in value, during the pendency of the Chapter 11 Cases: i. be granted (a) additional and replacement liens on, except as set forth herein, all property of the Debtors’ estates that constitutes Collateral (the “March 2029 Notes Adequate Protection Liens”), which shall be junior and subordinate to the Carve-Out, DIP liens on the Collateral and the preexisting liens, and (b) superpriority administrative expense claims against each of the Credit Parties pursuant to section 507(b) of the Bankruptcy Code, which claims shall be junior and subordinate only to the Carve Out and the DIP Superpriority Claims; ii. receive payments in cash on a current basis of all reasonable and documented fees, costs and expenses of professionals retained by the March 2029 Notes Agent; and iii. current payment of interest due on account of the March 2029 Notes on account of all outstanding principal amounts at 9.0%.

10 Right to Credit Bid Subject to entry of the Final Order, the Agent shall have the right to credit bid (either vehicles) as part of any asset sale process or plan sponsorship process directly or through one or more acquisition and shall have the right to credit bid (either directly or through one or more acquisition vehicles) the full amount of their claims during any sale of Debtors’ assets (in whole or in part), including without limitation, sales occurring pursuant to section 363 of the Bankruptcy Code or included as part of any restructuring plan subject to confirmation under section 1129(b)(2)(A)(ii)-(iii) of the Bankruptcy Code, by a chapter 7 trustee under section 725 of the Bankruptcy Code, or otherwise, without need for further court order authorizing the same. The Agent, upon the instruction of the Required Lenders, shall have the right and authority to credit bid up to the full amount of the obligations outstanding under the DIP Facility. Waivers:2 Debtors will seek entry of a Final Order that provides (i) a waiver of the “equities of the case” exception to section 552(b) of the Bankruptcy Code, (ii) a waiver of the ability to surcharge, including under section 506(c) of the Bankruptcy Code, and (iii) a waiver of the equitable doctrine of “marshaling” (a “Marshaling Waiver”), in each case, with respect to the Collateral or the 2027 Notes Collateral. Release The Credit Parties will provide customary releases for any claims, demands, liabilities, responsibilities, disputes, remedies, causes of action, indebtedness or obligations related to or arising out of the DIP Loans (the “Release”). Indemnity The Credit Parties shall, jointly and severally, be obligated to indemnify and hold harmless the Agent, each of the Lenders, and each of their respective affiliates, officers, directors, fiduciaries, employees, agents, advisors, attorneys and representatives from and against all losses, claims, liabilities, damages, and expenses (including, without limitation, out-of-pocket fees and disbursements of counsel) in connection with any investigation, litigation or proceeding, or the preparation of any defense with respect thereto, arising out of or relating to the DIP Facility or the transactions contemplated in this Term Sheet. Governing Law The DIP Loan Documents will provide that the Credit Parties will submit to the non-exclusive jurisdiction and venue of the Bankruptcy Court, or in the event that the Bankruptcy Court does not have or does not exercise jurisdiction, then in any state or federal court of competent jurisdiction in the State of New York; and shall waive any right to trial by jury. New York law shall govern the DIP Loan Documents except to the extent preempted by federal bankruptcy laws. The preceding summary of proposed terms and conditions is not intended to be all-inclusive. Any terms and conditions that are not specifically addressed above would be subject to future negotiations with the Agent and Lenders and comprehensive documentation of the transaction that is acceptable to the Agent and the Lenders will have to be prepared. 2 Subject to ongoing discussion regarding waivers and any desired stipulations or proof of claim provision.

11

12 Appendix I Milestone / Date3 i. Commence the chapter 11 cases by no later than ________, 2025 (the date of such commencement, the “Petition Date”); ii. File a motion to seek approval of the DIP Facility by no later than [2 Business Days] following the Petition Date; iii. Obtain the interim order approving DIP Facility by no later than [5 Business Days] after the Petition Date; iv. Obtain final order approving DIP Facility by no later than [40 days] after the Petition Date; 3 NTD: Milestones TBD and updated.

Appendix II ADDITIONAL DEFINITIONS i. “March 2029 Notes” means the $300 million in aggregate principal amount of those certain 9.00% Secured Notes due 2029 and issued by OPI pursuant to that certain Indenture dated as of February 12, 2024, by and among OPI as the issuer and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such collective capacities, the “March 2029 Notes Agent”), fully and unconditionally guaranteed on a joint, several and senior secured basis by certain OPI subsidiaries and secured by a pledge of all of the respective equity interests of the subsidiary guarantors and first mortgage liens on 17 properties and the holders of such March 2029 Notes (in such capacity, the “March 2029 Noteholders”). ii. “2027 Notes” means the $445 million in aggregate principal amount of those certain 3.250% Secured Notes due 2027 issued pursuant to that certain Indenture (the ”2027 Notes Indenture”) dated as of December 11, 2024, by and among OPI as the issuer and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such collective capacities, the “2027 Notes Agent”), fully and unconditionally guaranteed on a joint, several and senior secured basis by the Credit Parties, and the holders of such 2027 Notes (in such capacity, the “2027 Noteholders”). iii. “September 2029 Notes” means the $610 million in aggregate principal amount of those certain 9.00% Secured Notes due 2029 and issued by OPI pursuant to those certain Indentures dated as of June 20, 2024 and October 8, 2024, respectively, by and among OPI as the issuer and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such collective capacities, the “September 2029 Notes Agent”), fully and unconditionally guaranteed on a joint, several and senior secured basis by certain of subsidiaries and secured by first mortgage liens on 19 properties and second mortgage liens on the 19 properties securing OPI’s credit agreement and the holders of such September 2029 Notes (in such capacity, the “September 2029 Noteholders”).

Schedule 1 Schedule 1 Credit Parties 20 MASS AVE TRS INC. ACP EAST LLC BAYSIDE PKWY FREMONT 2 LLC FP 11 DUPONT CIRCLE, LLC FP 1401 K, LLC FP 540 GAITHER, LLC FP 6315 HILLSIDE CENTER, LLC FP ATLANTIC CORPORATE PARK, LLC FP PATUXENT PARKWAY, LLC FP REDLAND TECHNOLOGY CENTER LLC GOVERNMENT PROPERTIES INCOME TRUST LLC GPT PROPERTIES LLC GPT PROPERTIES TRUST GRAND OAK CIRCLE TAMPA LLC OPI 25 EXCHANGE LLC SIR CAMPBELL PLACE INC. SIR IRVING (FREEPORT) LLC SIR PARSIPPANY (JEFFERSON) LLC SIR PHILADELPHIA LLC SIR REIT NEW BRAUNFELS LLC SIR SAN JOSE LLC CLAY HOLDCO LLC CRI SIR LLC EWING HOLDCO LLC FIRST POTOMAC DC HOLDINGS, LLC FP 1211 CONNECTICUT AVENUE, LLC FP 1775 WIEHLE AVENUE, LLC FP 6310 HILLSIDE CENTER, LLC FP 840 FIRST STREET, LLC FP STERLING PARK LAND, LLC GOV LAKE FAIRFAX INC. GOV LAKEWOOD PROPERTIES TRUST GOV NEW OPPTY LP REIT GOV NEW OPPTY REIT OPI AL PROPERTIES LLC OPI TRS INC. PRIMERICA HOLDCO LLC SC MERGER SUB LLC SIR CENTENNIAL LLC SIR FORT MILL LLC SIR GP REDWOOD CITY LLC

Schedule 1 15 SIR HOLDINGS CORPORATION SIR JOHNSTON LLC SIR OMAHA LLC SIR PROPERTIES REIT LLC SIR PROPERTIES TRUST SIR REIT PLANO LLC Schedule 1A In the event of the Upsized DIP Loan Option, Credit Parties shall include: OPI BND HOLDINGS TRUST OPI BND PROPERTIES LLC TWELVE24 ATLANTA LLC WEST JAVA SUNNYVALE LLC SANTA CLARA (WALSH) LLC

Schedule 1

Schedule 2

Allocation Methodology

- Chapter 11 Costs, Fees, and Expenses (including cost of litigation): Parties to agree on equitable allocation methodology, which:
  - To the fullest extent practicable, parties shall be required to specifically allocate actual costs based on costs directly attributable to an Obligor Group;
  - Only in the event that such costs, fees, and expenses are not directly attributable to a specific Obligor Group, the Debtors and Lenders shall allocate such costs as follows:

$ in Thousands

Debt Silos *Excluding Mortgages*	Principal Outstanding	Obligor Group	% of Total
2027 Notes	417,994	1	18.6%
Unencumbered	14,439	1	0.6%
March 2029 Notes	300,000	1	13.4%
Credit Parties Total	***732,433***	***1***	***32.6%***
September 2029 Notes	609,999	2	27.2%
Credit Facility	$425,000	3	18.9%
OPI Parent	476,637	4	21.2%
Total Debt	**$2,244,069**		**100.0%**

- Corporate G&A and Business Management Costs shall be allocated based upon an agreed upon methodology that fairly allocates costs and benefits to Obligor Groups.

- The Obligor Groups include:
  - Obligor Group #1: the DIP Loan Credit Parties
  - Obligor Group #2: OPI's direct and indirect subsidiaries that own the properties pledged as first lien collateral for the September 2029 Notes as well as any OPI subsidiaries who own equity interests in such entities.
  - Obligor Group #3: OPI's direct and indirect subsidiaries who are obligors or guarantors under the Second Amendment and Restated Credit Agreement dated as of January 29, 2024 (the "Credit Agreement").
  - Obligor Group #4: OPI
  - Obligor Group#5: Subsidiaries that own seven properties which are subject to non-recourse mortgage notes.

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG DIP Term Sheet 1 Company Counter (10/28) Borrower OPI 25 Exchange LLC (the “Borrower”) Guarantors March 2027 Notes properties Unencumbered properties and entities; CMBS properties not to be obligors or guarantors If the Borrower exercises the Upsized DIP Loan Option, the prepetition March 2029 Notes subsidiaries properties shall become Guarantors Lenders Fully backstopped by the Ad Hoc Group, provided the 2027 Noteholders will be offered the opportunity to participate on a pro rata basis in the DIP Facility Amount $90mm (or $125mm in the event of the Upsized DIP Loan Option) o Initial amount of up to $[15]mm1 (or $[25]mm in the event of the Upsized DIP Loan Option) Interest 10.5% payable in cash Default Interest: 3.0% above the interest rate otherwise applicable Fees Upfront Fee: 1.0% PIK Backstop Fee: 4.0% paid in cash or in kind at the election of Required Lenders Exit Premium: 4.0% Maturity 12 months Exit Treatment Paid in cash May be equitized at [30]% discount to plan equity value at the Company’s option o Plan Value of $1.7bn2 Priority & Liens 1L on unencumbered and priming 1L on March 2027 properties Superpriority claims of each DIP Loan Party; for avoidance of doubt, no superpriority claims at any other encumbered entities DIP superpriority claims are subordinate to any adequate protection claims on the encumbered entities 1. Draw schedule TBD 2. Plan Value of $1.7bn excludes the 2027 Notes collateral

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG DIP Term Sheet 2 Company Counter (10/28) Use of Proceeds Working capital and other general corporate purposes Costs, fees and expenses associated with the Chapter 11 Cases Premiums, fees, interest and expenses associated with the DIP Facility Adequate protection payments Fund the Carve-Out; mechanics to be discussed separately (see below) No limitations to what may be lent to non-Credit Party Debtors Restrictions on Use of Proceeds Proceeds may be used for funding of full OPI case Carve Out To be discussed separately Allocation All fees, costs and expenses to be allocated according to budget Adequate Protection 2027 Notes Adequate Protection: o Adequate Protection liens on prepetition March 2027 Notes collateral o All reasonable and documented fees, costs and expenses of professionals retained by the group o Current payment of post-petition interest due on account of the 2027 Notes on account of all outstanding principal amounts at 3.25% March 2029 Notes Adequate Protection (Upsized DIP Loan Option): o To be discussed whether Adequate Protection is provided to March 2029 Notes if Upsized DIP Loan Option not exercised o Adequate Protection liens on prepetition March 2029 Notes collateral o All reasonable and documented fees, costs and expenses of professionals retained by the group o Current payment of interest due on account of the March 2029 Notes on account of all outstanding principal amounts at 9.0% Adequate protection for other silos to be discussed

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG Plan Term Sheet 3 Company Proposal (10/28)1 Plan Treatment Mortgages To be reinstated, refinanced, or otherwise unimpaired Credit Facility To be reinstated, refinanced or otherwise unimpaired Mar-29 SSNs To be reinstated, refinanced or otherwise unimpaired 2027 SSNs (Secured Claim) To receive properties, takeback debt, cash, or a combination 2027 SSNs (Unsecured Claim) To recover ratably (with PGNs) PF equity remaining after DIP, ERO, and Sep-29 SSNs’ Secured Claim treatments Sep-29 SSNs (Secured Claim) $420mm takeback Exit Notes $98mm in PF equity at Plan Value PGNs To recover ratably (with 2027 SSNs’ Unsecured Claim) PF equity remaining after DIP, ERO, and Sep-29 SSNs’ Secured Claim treatments Unsecured Notes and Deficiency Claim To receive pro rata share of PF equity remaining after DIP, ERO, Sep-29 SSNs’ Secured Claim, PGNs, and 2027 SSNs’ Unsecured Claim treatments To additionally receive rights to participate in the ERO Unsecured claims include unsecured notes, Sep-29 SSNs’ Unsecured Claim, and any other deficiency claims Existing Equity Extinguished Plan Value $1.7bn2 1. All PF equity being issued/distributed in the restructuring is subject to dilution from the MIP unless otherwise specified 2. Plan Value of $1.7bn excludes the 2027 Notes collateral

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG Plan Term Sheet 4 Company Proposal (10/28) Exit Capital Structure $902mm of reinstated existing debt $420mm takeback Exit Note Potential for 2027 SSNs to receive takeback debt Equity Rights Offering (“ERO”) The ERO is comprised of two components: ERO A: o Proceeds used to pay exit costs o $[TBD]mm at Plan Value o Offered ratably to all unsecured claims (unsecured debt and deficiency claims) o Transferable with underlying claims1 o Includes oversubscription rights but no more than $[TBD]mm in total1 , subject to further discussion on exit need ERO B: o Proceeds used to paydown DIP in cash, subject to limit of $25mm o $25mm at Plan Value o Offered ratably to unsecured debtholders (excluding deficiency claims) o Transferable with underlying claims1 o No oversubscription rights1 1. Subject to legal review

Content must not go below this line Glacier Blue 090, 130, 175 Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. October 2025 2027s Cleansing Materials Settlement Term Sheet

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG Settlement 1 Company Counter (10/17) 2027 Notes AHG Counter (10/21) Treatment of Existing Claim Size / Type $380mm in secured notes, in full and final satisfaction of claim/no deficiency claim related to the 2027 1L collateral $395mm in secured takeback notes plus any such accrued post-petition interest during the course of the case, in secured takeback notes Maturity Three years after emergence March 2029 Interest Rate First 6 months: 5.0% PIK; Next 12 months: 7.0% PIK; Next 6 months: 5.0% Cash + 5.0% PIK; Thereafter: 12.0% Cash 10.5% cash or 12.0% PIK interest at the Company’s election Security / Guarantees Security: First lien on existing Senior Secured Notes due 2027 1L collateral Guarantees: None First lien on existing Senior Secured Notes due 2027 1L collateral plus second lien on B. Riley Notes collateral (the “2027 Notes Credit Group”) Liquidation of Collateral Asset sale proceeds swept to pay down secured notes at par and no amortization Agreed, except [TBD] amortization schedule based on sell-down plan Other No dividends allowed Post-emergence, 2027 1L collateral properties charged for their pro rata portion of corporate G&A (including the RMR management fee), subject to new RMR management agreement Agreed Agreed Post-Petition Interest Accrual 5.0% interest (interest accrual beginning 3 months after petition date) Such post-petition interest shall accrue on a cashless basis and be additive to the total claim amount If 2027 Notes receive less than the $380mm plus pre-petition unpaid accrued interest in takeback debt under a plan, all such accrued post-petition interest shall be paid in cash; for avoidance of doubt, any such accrued post-petition interest shall not count for purposes of consideration on account of the $380mm plus pre-petition unpaid accrued interest Months 1-3: 0.0% interest, Months 3-6: 5.0% interest, 12.0% thereafter Agreed Agreed, except $395mm

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. 2027 Notes AHG Settlement 2 Company Counter (10/17) 2027 Notes AHG Counter (10/21) Equity No equity ownership by 2027 Noteholders in 1L collateral or ParentCo Agreed Adequate Protection Adequate protection replacement liens on the 2027 prepetition 1L and 2L collateral and payment of reasonable and documented professional fees Adequate protection replacement liens on the 2027 Notes Credit Group, superpriority claims, and payment of reasonable and documented professional fees ParentCo General Structure Capital structure of ParentCo: o Credit facility, March 2029s, Mortgages to be refinanced or otherwise unimpaired (~$902mm) o ~$420mm1 of takeback debt (inclusive of ParentCo DIP rolling to exit other than equity conversion portion) Equity of ParentCo split between ParentCo DIP conversion, September 2029’s partial conversion to equity and Unsecured Debt equitization (with Equity Rights Offering)2 Capital structure of ParentCo: o Agreed, subject to further diligence on pro forma capital structure including, but not limited to rates, maturities, etc. of pro forma debt o Agreed, subject to further diligence on pro forma capital structure per the above4 Agreed Other Terms / covenants of 2027 Notes takeback debt will incentivize and govern sales of assets (including consent rights) New RMR management agreement to be agreed between RMR and the AHG prior to the petition date, will be structured to incentivize the sale of assets Customary releases3 Support Premium: $5mm paid in cash to the 2027 Notes AHG holdings o Paid prepetition upon the signing of an RSA Agreed Agreed Agreed Support Premium: 4.0%, payable in cash, calculated on the balance of the 2027 Notes AHG holdings o Paid prepetition upon the signing of an RSA 2027 Notes to receive pro rata share of DIP allocation Any DIP liens on 2027 Notes Credit Group collateral extinguished at exit and no refinancing with exit debt 1. Excludes any takeback debt or DIP exit for the 2027 Notes AHG 2. Subject to dilution from the MIP 3. Subject to completion of independent investigation 4. $420mm of takeback debt for $610mm Notes

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change. Disclaimer This presentation has been prepared by Moelis & Company LLC (“Moelis”) solely for the information and assistance of Office Properties Income Trust (the “Company”) in considering the matters referred to in these materials. This presentation is confidential and may not be disclosed (in whole or in part) or utilized for other purposes without the express prior written consent of Moelis. This presentation has been prepared based on information provided by the Company and/or from third party sources. Moelis assumed such information is complete and accurate in all material respects. Moelis has not independently verified such information (or assumed responsibility for the independent verification of such information). To the extent this presentation includes projections, forecasts or other forward-looking statements, Moelis has assumed that such information was reasonably prepared based on the best currently available estimates and judgments of the Company and/or other parties as to the future performance of the Company and/or such other parties. Moelis expresses no views as to the reasonableness of any such projections, forecasts or other forward-looking statements or the assumptions on which they are based. Moelis has not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company or any other party. Moelis’ participation in any due diligence review is solely for purposes of supporting its advice and analysis. This presentation is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and Moelis assumes no obligation to update this presentation or correct any information herein. No company or transaction used in this presentation is identical to the Company or any potential transaction. The analyses set forth in this presentation do not purport to be appraisals and such analyses do not reflect Moelis’ views of the prices at which businesses or securities actually may be sold. Because the analyses described in these materials (including the information used in such analyses) are inherently subject to uncertainty, Moelis does not assume responsibility if future results are materially different from those forecast. This presentation was designed for use by certain persons familiar with the business of the Company. This presentation is not intended to provide the sole basis for any decision on any transaction or strategic alternative and is not a recommendation with respect to any transaction or strategic alternative. This presentation does not address the Company’s underlying business decision to engage in any transaction or strategic alternative or the relative merits of any transaction or strategic alternative as compared to any alternative business strategies or transactions that might be available to the Company. Nothing contained in this presentation should be construed as legal, regulatory, tax or accounting advice. Moelis and its affiliates are engaged globally in a wide range of investment banking and other activities for their own account and otherwise. Moelis and its affiliates may have advised, may seek to advise and may in the future advise companies referred to in this presentation. Personnel of Moelis or such affiliates may make statements or provide advice that is contrary to information included in this presentation. The proprietary interests of Moelis or its affiliates may conflict with your interests. In addition, Moelis and its affiliates and their personnel may from time to time have positions in or effect transactions in securities referred to in this material (or derivatives of such securities), or serve as a director of companies referred to in this presentation. 3

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Credit Facility DIP Side by Side 1 Credit Facility Proposal (10/23) Company Counter (10/28) Facility Size $125mm - $150mm o Up to $[35]mm under interim order Agreed o Agreed Use of Proceeds General corporate purposes, working capital, adequate protection payments, fees and expenses Agreed Borrower & Guarantors Borrower TBD Guarantees from all wholly and non-wholly owned subsidiaries Borrower TBD Guarantees on encumbered boxes TBD, subject to legal review o Guarantees from Debtors only Lenders Fully backstopped by JPMorgan, Schonfeld, and Wells Fargo, with participation option provided to all Credit Facility lenders Agreed Collateral Non-priming pari passu first lien on Credit Facility collateral, with support from majority of Credit Facility lenders Superpriority lien on unencumbered assets, subject to customary exclusions No lien on prepetition encumbered assets other than Credit Facility collateral Superpriority claims against all boxes 1L on unencumbered properties plus 2L on March 2029 Notes collateral Agreed; however, DIP claims subordinate to AP claims on the encumbered boxes Roll-Up None Agreed Maturity 364 days Agreed Interest Rate SOFR+[750] Agreed Fees Backstop Fee: [3.0]% Upfront Fee: [2.0]% Exit Fee1 : [2.0]% Undrawn Commitment Fee: [0.75]% Early Repayment / Break Fee1 : [2.0]% Agreed Agreed Agreed Agreed Agreed Exit Financing Cash payment or refinancing of DIP at exit to be determined Paid in cash or equitized at Company’s option Conversion Option None May be equitized at [TBD]% discount to plan equity value at Company’s option Adequate Protection for Credit Facility Customary adequate protection stipulations for Credit Facility Interest paid in cash at the default rate applicable for Base Rate Loans Agreed Default rate to be discussed and rights reserved for both parties on October interest calculation 1. Only one of Upfront Fee and Early Repayment / Break Fee earned, not both Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change.

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Credit Facility DIP Side by Side 2 Credit Facility Proposal (10/23) Company Counter (10/28) Covenants Maximum budget variance of 15% or $[ ], whichever is greater (excluding professional fees and expenses), tested weekly on a rolling 4-week basis New budget issued every 4 weeks; if a new budget is not approved, company can carry forward favorable variances from prior periods $[ ] minimum liquidity covenant, tested daily Customary DIP covenants and consents To be discussed Reporting Monthly financial reporting, with semi-monthly for variances Customary information rights and access to information, including periodic calls with management and company financial advisors Agreed Agreed Other Payment of DIP lender fees and expenses Indemnification and exculpation of DIP lenders Agreed Agreed Milestones To be discussed To be discussed Not Financial Guidance. Subject to FRE 408 and All Equivalents. Non-Binding / Non-Final / Non-Enforceable Draft. Subject to Material Change.

Confidential | Content must not go below this line Glacier Blue 090, 130, 1l Winter Green 105, 135, 130 Mid Slate 115, 120, 135 Purple 080, 075, 155 PRIMARY PALETTE Oxford Blue 030, 040, 070 ACCENT PALETTE Maroon 160, 065, 090 Sandstone 220, 185, 110 Turquoise 080, 175, 140 BACKGROUND Blue Grey 210, 220, 230 CHART LINES Off White 225, 230, 235 Disclaimer This presentation has been prepared by Moelis & Company LLC (“Moelis”) solely for the information and assistance of Office Properties Income Trust (the “Company”) in considering the matters referred to in these materials. This presentation is confidential and may not be disclosed (in whole or in part) or utilized for other purposes without the express prior written consent of Moelis. This presentation has been prepared based on information provided by the Company and/or from third party sources. Moelis assumed such information is complete and accurate in all material respects. Moelis has not independently verified such information (or assumed responsibility for the independent verification of such information). To the extent this presentation includes projections, forecasts or other forward-looking statements, Moelis has assumed that such information was reasonably prepared based on the best currently available estimates and judgments of the Company and/or other parties as to the future performance of the Company and/or such other parties. Moelis expresses no views as to the reasonableness of any such projections, forecasts or other forward-looking statements or the assumptions on which they are based. Moelis has not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company or any other party. Moelis’ participation in any due diligence review is solely for purposes of supporting its advice and analysis. This presentation is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and Moelis assumes no obligation to update this presentation or correct any information herein. No company or transaction used in this presentation is identical to the Company or any potential transaction. The analyses set forth in this presentation do not purport to be appraisals and such analyses do not reflect Moelis’ views of the prices at which businesses or securities actually may be sold. Because the analyses described in these materials (including the information used in such analyses) are inherently subject to uncertainty, Moelis does not assume responsibility if future results are materially different from those forecast. This presentation was designed for use by certain persons familiar with the business of the Company. This presentation is not intended to provide the sole basis for any decision on any transaction or strategic alternative and is not a recommendation with respect to any transaction or strategic alternative. This presentation does not address the Company’s underlying business decision to engage in any transaction or strategic alternative or the relative merits of any transaction or strategic alternative as compared to any alternative business strategies or transactions that might be available to the Company. Nothing contained in this presentation should be construed as legal, regulatory, tax or accounting advice. Moelis and its affiliates are engaged globally in a wide range of investment banking and other activities for their own account and otherwise. Moelis and its affiliates may have advised, may seek to advise and may in the future advise companies referred to in this presentation. Personnel of Moelis or such affiliates may make statements or provide advice that is contrary to information included in this presentation. The proprietary interests of Moelis or its affiliates may conflict with your interests. In addition, Moelis and its affiliates and their personnel may from time to time have positions in or effect transactions in securities referred to in this material (or derivatives of such securities), or serve as a director of companies referred to in this presentation. 3

Office Properties Income Trust

Organizational Chart

August 2025

Confidential
Subject to FRE 408 and All Equivalents



Office Properties Income Trust (MD)
OPI WF Holding LLC (DE)
OPI WF Borrower LLC (DE)
OPI WF Owner LLC (DE)
440 First Street LLC (DE)
OPI BND Holdings Trust (MD)
OPI BND Properties LLC (MD)
Twelve24 Atlanta LLC (DE)
West Java Sunnyvale LLC (DE)
Santa Clara (Walsh) LLC (DE)
OPI Notex Holdings Trust (MD)
OPI Notex Properties LLC (MD)
112 Ave Miami LLC (DE)
3400 Plano TX LLC (DE)
Clay Road Houston LLC (DE)
Schrock Road Columbus LLC (DE)
Elliott Ave Seattle LLC (DE)
Burt Street Omaha LLC (DE)
Jan Davis Huntsville LLC (DE)
SC Merger Sub LLC (MD)
CRI SIR LLC (DE)
99.1% LP interest
0.9% LP interest General Partner
SIR Operating Partnership LP (DE)
OPI 25 Exchange LLC (MD)
Government Properties Income Trust LLC (DE)
GPT Properties LLC (DE)
Grand Oak Circle Tampa LLC (DE)
SIR Irving (Freeport) LLC (DE)
SIR Parsippany (Jefferson) LLC (DE)
SIR REIT New Braunfels LLC (DE)
SIR San Jose LLC (DE)
Bayside Pkwy Fremont 2 LLC (DE)
FP 11 Dupont Circle, LLC (DE)
FP 1401 K, LLC (DE)
FP 540 Gaither, LLC (MD)
FP 6315 Hillside Center, LLC (DE)
FP Atlantic Corporate Park, LLC (VA)
FP Patuxent Parkway, LLC (DE)
FP Redland Technology Center LLC (DE)
SIR Campbell Place Inc. (MD)
GPT Properties Trust (MD)
3300 75th Avenue LLC (DE)
Clay Holdco LLC (DE)
Clay Ave Waco LLC (DE)
Echelon Pkwy MS LLC (DE)
SIR Holdings Corporation (MD)
SIR Properties Trust (MD)
SIR Properties REIT LLC (MD)
Rio Robles CA LLC (DE)
SIR 300 Billerica Inc. (MD)
GOV Lake Fairfax Inc. (MD)
GOV Lakewood Properties Trust (MD)
OPI AL Properties LLC (MD)
GOV NEW OPPTY REIT (MD)
99% LP interest General Partner
GOV NEW OPPTY LP REIT (MD)
1% LP interest
GOV NEW OPPTY LP (DE)
OPI TRS Inc. (TX)
20 Mass Ave TRS Inc. (TX)
Ewing Holdco LLC (DE)
Ewing Boulevard LLC (DE)
Primerica Holdco LLC (DE)
Primerica Pkwy GA LLC (DE)
SIR/Duke JV Duluth LLC (DE)
SIR Philadelphia LLC (DE)
SIR Centennial LLC (DE)
SIR Fort Mill LLC (DE)
SIR Johnston LLC (DE)
SIR Omaha LLC (DE)
SIR REIT Plano LLC (DE)
SIR GP Redwood City LLC (DE)
SIR Redwood City LP (DE)
SIR GP San Jose (Fortune) LLC (DE)
SIR San Jose (Fortune) LP (DE)
SIR GP San Jose (Via Del Oro) LLC (DE)
SIR San Jose (Via Del Oro) LP (DE)
SIR GP Santa Clara LLC (DE)
SIR Santa Clara LP (DE)
0.9%*
99.1%*
0.9%* = 0.9% LP interest General Partner
99.1%* = 99.1% LP interest
SIR Colorado Springs LLC (DE)
SIR Rocklin (Office) LLC (DE)
SIR Westford LLC (DE)
SIR GP San Jose LLC (DE)
SIR GP Santa Clara (Walsh) LLC (DE)
FP Sterling Park Land, LLC (VA)
Sterling Park LLC (DE)
FP Metro Place, LLC (DE)
51% LLC interest Managing Member
Coakley Prosperity of Virginia, LLC
49% LLC interest
Prosperity Metro Plaza of Virginia, LLC (DE)
First Potomac DC Holdings, LLC (DE)
ACP East LLC (MD)
FP 1775 Wiehle Avenue, LLC (VA)
FP 6310 Hillside Center, LLC (DE)
99.9% LLC interest Managing Member
0.1% LLC interest
FP 1211 Connecticut Avenue, LLC (DE)
FP 840 First Street, LLC (DE)
CPT 1750 Investors, LLC
50% LLC interest Managing Member
50% LLC interest
FP CPT 1750 Holdings, LLC (DE)
FP CPT 1750 H Street, LLC (DE)

KEY							
General Partner	------	Shell entity with no/de minimis assets or income			Third Party		
Limited Partner	– – –	SPE Subject to CMBS Debt			Property Owner	P	
OPI Debt Instruments	Mortgages ("Column A")	Credit Facility ("Column B")	9.000% Secured Notes due March 2029 ("Column C")	9.000% Secured Notes due September 2029 ("Column D")	3.250% Secured Notes due 2027 ("Column E")	8% Unsecured Priority Guaranteed Notes due 2030	Legacy Unsecured Notes[1]
Borrower/Issuer							
First Lien[2]	N/A					N/A	N/A
Second Lien[3]	N/A	N/A	N/A			N/A	N/A
Guarantor							N/A

[1] Legacy Unsecured Notes include the following:

- 2.650% Unsecured Notes due 2026
- 2.400% Unsecured Notes due 2027
- 3.450% Unsecured Notes due 2031
- 6.375% Unsecured Notes due 2050

[2] Each symbol set forth in this row indicates the first lien security interest held by holder(s) of each applicable debt instrument.

[3] Each symbol set forth in this row indicates the second lien security interest held by holder(s) of each applicable debt instrument.

SUBJECT TO FRE 408 AND APPLICABLE STATE EQUIVALENTS - NO ADMISSIONS OR WAIVERS

Subject to Cleansing

INITIAL PROPOSED BUDGET – CONSOLIDATED DEBTORS' FORECAST

$ in 000s

Week #	Wk 1[1]	Wk 2	Wk 3	Wk 4	Wk 5	Wk 6	Wk 7	Wk 8	Wk 9	Wk 10	Wk 11	Wk 12	Wk 13	13 Week
Week Ending	7-Nov	14-Nov	21-Nov	28-Nov	5-Dec	12-Dec	19-Dec	26-Dec	2-Jan	9-Jan	16-Jan	23-Jan	30-Jan	Total
Status	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct	Fsct
Rent and Other Receipts	**$ 13,267**	**$ 2,467**	**$ 2,030**	**$ 2,892**	**$ 14,293**	**$ 8,055**	**$ 3,022**	**$ 2,239**	**$ 14,508**	**$ 8,439**	**$ 2,887**	**$ 2,299**	**$ 5,852**	**$ 82,249**
Operating Disbursements														
Payroll & Benefits	$ -	$ (85)	$ (85)	$ (85)	$ (89)	$ (89)	$ (86)	$ (1,520)	$ -	$ (93)	$ (93)	$ (93)	$ (1,475)	$ (3,793)
Property and Other Taxes	(57)	(10)	(427)	(749)	(858)	(8)	(347)	(114)	(12)	(12)	(12)	(1,059)	(10)	(3,675)
Property Management Fees	-	-	-	-	-	-	-	-	(949)	-	-	-	(979)	(1,928)
Business Management Fee	-	-	-	-	-	-	-	-	(1,021)	-	-	-	(1,021)	(2,042)
Insurance	-	-	-	-	-	-	-	-	(259)	-	-	-	-	(259)
Utilities	-	(67)	(76)	(67)	(313)	(346)	(365)	(380)	(563)	(581)	(581)	(581)	(589)	(4,508)
Maintenance & Other Expenses	-	(86)	(217)	(315)	(420)	(498)	(841)	(854)	(744)	(764)	(764)	(764)	(1,346)	(7,614)
Corporate G&A	-	(18)	(37)	(79)	(18)	(66)	(18)	(24)	(147)	(81)	(39)	(39)	(100)	(665)
Total Operating Disbursements	**$ (57)**	**$ (265)**	**$ (841)**	**$ (1,294)**	**$ (1,699)**	**$ (1,007)**	**$ (1,657)**	**$ (2,893)**	**$ (3,695)**	**$ (1,531)**	**$ (1,489)**	**$ (2,537)**	**$ (5,521)**	**$ (24,484)**
Total Capex	**$ -**	**$ -**	**$ (220)**	**$ (292)**	**$ (996)**	**$ (1,390)**	**$ (1,180)**	**$ (2,310)**	**$ (2,454)**	**$ (2,222)**	**$ (2,362)**	**$ (2,370)**	**$ (2,474)**	**$ (18,271)**
Net Cash Flow From Operations	**$ 13,211**	**$ 2,201**	**$ 969**	**$ 1,306**	**$ 11,598**	**$ 5,658**	**$ 184**	**$ (2,964)**	**$ 8,359**	**$ 4,686**	**$ (965)**	**$ (2,608)**	**$ (2,142)**	**$ 39,493**
Non-Operating Disbursements														
Debt Service	$ (2,855)	$ -	$ -	$ -	$ (4,257)	$ -	$ -	$ -	$ (5,347)	$ -	$ -	$ -	$ -	$ (12,458)
Professional Fees	(325)	(2,946)	(1,771)	(2,746)	(2,596)	(4,600)	(1,930)	(2,080)	(1,930)	(2,275)	(4,020)	(1,960)	(2,710)	(31,890)
Utility Deposits	-	(914)	-	-	-	-	-	-	-	-	-	-	-	(914)
First Day Motions - Taxes	(2,667)	-	(1,998)	(1,211)	(1,618)	(326)	(1,851)	(325)	-	-	-	(4,004)	-	(14,001)
First Day Motions - Vendors	0	(603)	(1,100)	(1,939)	(1,805)	(1,815)	(1,763)	(706)	(510)	(457)	(491)	(493)	(917)	(12,599)
First Day Motions - Return of Tenant Deposits	-	(25)	-	(1,049)	-	-	-	-	-	-	-	-	(27)	(1,101)
Total Non-Operating Disbursements	**(5,847)**	**(4,489)**	**(4,870)**	**(6,946)**	**(10,277)**	**(6,741)**	**(5,544)**	**(3,111)**	**(7,786)**	**(2,732)**	**(4,511)**	**(6,456)**	**(3,654)**	**(72,964)**
(+/-) Net Cash Flow from/to CMBS	**$ 232**	**$ (31)**	**$ (30)**	**$ (187)**	**$ 763**	**$ 42**	**$ 75**	**$ 8**	**$ 666**	**$ (22)**	**$ 26**	**$ (841)**	**$ 1,321**	**$ 2,021**
Net Cash Flow	**$ 7,596**	**$ (2,318)**	**$ (3,931)**	**$ (5,827)**	**$ 2,084**	**$ (1,041)**	**$ (5,285)**	**$ (6,068)**	**$ 1,238**	**$ 1,932**	**$ (5,449)**	**$ (9,905)**	**$ (4,475)**	**$ (31,449)**
DIP Proceeds	10,000	-	-	-	-	115,000	-	-	-	-	-	-	-	125,000
Net Cash Flow After Financing	**17,596**	**(2,318)**	**(3,931)**	**(5,827)**	**2,084**	**113,959**	**(5,285)**	**(6,068)**	**1,238**	**1,932**	**(5,449)**	**(9,905)**	**(4,475)**	**93,551**
Beg. Cash Balance	**$ 28,926**	**$ 46,523**	**$ 44,204**	**$ 40,273**	**$ 34,447**	**$ 36,531**	**$ 150,489**	**$ 145,204**	**$ 139,136**	**$ 140,375**	**$ 142,307**	**$ 136,857**	**$ 126,952**	**$ 28,926**
(+/-) Net Cash Flow After Financing	17,596	(2,318)	(3,931)	(5,827)	2,084	113,959	(5,285)	(6,068)	1,238	1,932	(5,449)	(9,905)	(4,475)	93,551
End. Cash Balance	**$ 46,523**	**$ 44,204**	**$ 40,273**	**$ 34,447**	**$ 36,531**	**$ 150,489**	**$ 145,204**	**$ 139,136**	**$ 140,375**	**$ 142,307**	**$ 136,857**	**$ 126,952**	**$ 122,477**	**$ 122,477**

Notes:
Week 1 covers the period from October 31, 2025 - November 7, 2025

Moelis LATHAM & WATKINS LLP AlixPartners 1

SUBJECT TO FRE 408 AND APPLICABLE STATE EQUIVALENTS - NO ADMISSIONS OR WAIVERS

Subject to Cleansing

INITIAL PROPOSED BUDGET – DEBTORS' CONSOLIDATING FORECAST
10/31/25 – 1/30/26 TOTAL CASH FLOWS BY SILO

($ in 000s)

Collateral Pool	Credit Facility	March 2029 Notes	September 2029 Notes	2027 Notes	Unencumbered	Corporate	Debtors Consolidated
Status	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst
Rent and Other Receipts	**$ 24,500**	**$ 15,795**	**$ 13,516**	**$ 18,327**	**$ 10,112**	**$ -**	**$ 82,249**
Operating Disbursements							
Payroll & Benefits	$ (1,014)	$ (455)	$ (665)	$ (1,035)	$ (623)	$ -	$ (3,793)
Property and Other Taxes	(780)	(833)	(726)	(802)	(535)	-	(3,675)
Property Management Fees	(562)	(359)	(325)	(390)	(293)	-	(1,928)
Business Management Fee	(483)	(267)	(365)	(578)	(350)	-	(2,042)
Insurance	(59)	(48)	(44)	(67)	(41)	-	(259)
Utilities	(1,120)	(500)	(1,070)	(1,219)	(599)	-	(4,508)
Maintenance & Other Expenses	(2,607)	(978)	(1,246)	(1,946)	(835)	-	(7,614)
Corporate G&A	(158)	(87)	(119)	(188)	(114)	-	(665)
Total Operating Disbursements	**$ (6,783)**	**$ (3,528)**	**$ (4,560)**	**$ (6,224)**	**$ (3,389)**	**$ -**	**$ (24,484)**
Total Capex	**$ (2,184)**	**$ (620)**	**$ (5,081)**	**$ (2,978)**	**$ (7,409)**	**$ -**	**$ (18,271)**
Net Cash Flow From Operations	**$ 15,534**	**$ 11,647**	**$ 3,875**	**$ 9,125**	**$ (686)**	**$ -**	**$ 39,493**
Non-Operating Disbursements							
Debt Service	$ (11,317)	$ -	$ -	$ -	$ -	$ (1,142)	$ (12,458)
Professional Fees	(2,853)	(2,469)	(6,591)	(6,323)	-	(13,654)	(31,890)
Utility Deposits	(222)	(99)	(209)	(251)	(133)	-	(914)
First Day Motions - Taxes	(5,138)	(2,955)	(2,600)	(1,914)	(1,393)	-	(14,001)
First Day Motions - Vendors	(2,312)	(1,014)	(3,954)	(2,878)	(2,442)	-	(12,599)
First Day Motions - Return of Tenant Deposits	-	(10)	-	(38)	(1,053)	-	(1,101)
Total Non-Operating Disbursements	**$ (21,842)**	**$ (6,547)**	**$ (13,355)**	**$ (11,404)**	**$ (5,021)**	**$ (14,796)**	**$ (72,964)**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	2,021	2,021
Net Cash Flow	**$ (6,308)**	**$ 5,100**	**$ (9,480)**	**$ (2,279)**	**$ (5,707)**	**$ (12,775)**	**$ (31,449)**

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